              As filed with the Securities and Exchange Commission
                                 On May 27, 2005


                     1933 Act Registration Number 333-107797
                     1940 Act Registration Number 811-21410

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           /X/

                       Post-Effective Amendment No. 5                        /X/

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /X/

                               Amendment No. 6                               /X/

                                 The Weitz Funds


    -----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Suite 600
                              1125 South 103 Street
                              Omaha, NE 68124-6008
                          (Address of Principal Office)

               Registrant's Telephone Number, including Area Code:
                                  402-391-1980

                                Wallace R. Weitz
                                    Suite 600
                              1125 South 103 Street
                              Omaha, NE 68124-6008
    -----------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of all communications to:
                            Patrick W.D. Turley, Esq.
                                   Dechert LLP
                              1775 Eye Street N.W.
                            Washington, DC 20006-2401

     It is proposed that this filing will become effective sixty days after filing pursuant to paragraph (a) of Rule 485.

                                 THE WEITZ FUNDS


                                   VALUE FUND

                                  HICKORY FUND

                               PARTNERS VALUE FUND

                                  BALANCED FUND

                                FIXED INCOME FUND

                          GOVERNMENT MONEY MARKET FUND


================================================================================


                                   PROSPECTUS


                                  JULY 30, 2005


================================================================================

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

================================================================================

                                TABLE OF CONTENTS


Weitz Equity Funds Summary (Value Fund, Hickory Fund and
 Partners Value Fund)                                                        3
Fund Performance--Weitz Equity Funds                                         5
Fund Expenses--Weitz Equity Funds                                            9
More About the Weitz Equity Funds (Value Fund, Hickory Fund and
 Partners Value Fund)                                                       10
Investment Objective, Strategies and Risks--Balanced Fund                   13
Fund Performance--Balanced Fund                                             17
Fund Expenses--Balanced Fund                                                19
Investment Objective, Strategies and Risks--Fixed Income Fund               20
Fund Performance--Fixed Income Fund                                         22
Fund Expenses--Fixed Income Fund                                            24
Investment Objective, Strategies and Risks--Government Money Market Fund    25
Fund Performance--Government Money Market Fund                              26
Fund Expenses--Government Money Market Fund                                 27
Purchasing Shares                                                           28
Redeeming Shares                                                            34
Exchanging Shares                                                           38
Pricing of Shares                                                           39
Distributions and Taxes                                                     40
Management                                                                  42
Additional Information                                                      45
Financial Highlights--Value Fund                                            47
Financial Highlights--Hickory Fund                                          48
Financial Highlights--Partners Value Fund                                   49
Financial Highlights--Balanced Fund                                         50
Financial Highlights--Fixed Income Fund                                     51
Financial Highlights--Government Money Market Fund                          52
Notice of Privacy Policy and Procedures                                     53

                           WEITZ EQUITY FUNDS SUMMARY

THE WEITZ EQUITY FUNDS INCLUDE THE VALUE FUND, THE HICKORY FUND AND THE PARTNERS VALUE FUND.

INVESTMENT OBJECTIVE

The investment objective of each of the Weitz Equity Funds is capital appreciation. The investment objective of each of the Weitz Equity Funds can be changed without a shareholder vote.

SUMMARY: PRINCIPAL INVESTMENT STRATEGIES

The Weitz Equity Funds seek to achieve their objective by investing primarily in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds. Each Weitz Equity Fund may invest in the equity securities of issuers of all sizes, including small capitalization companies (which are those with a market capitalization of less than $2 billion). Each Weitz Equity Fund's investment strategy (which is called "value investing") is to invest primarily in the securities of sound, growing, well-managed businesses. In implementing this strategy, Wallace R. Weitz & Company ("Weitz & Co."), the investment adviser, attempts to:

- Identify attractive businesses that Weitz & Co. understands and which have honest, competent management;
- Estimate the price that an informed, rational buyer would pay for 100% of that business; and then
- Buy securities of that business if they are available at a significant discount to this "business value" or "private market value."

The Hickory Fund will usually hold a more concentrated portfolio, generally owning fewer securities than the Value Fund or the Partners Value Fund. The Hickory Fund and the Partners Value Fund have historically been managed with more sensitivity to taxes than the Value Fund.

SUMMARY: RELATED RISKS

You should be aware that an investment in the Weitz Equity Funds involves certain risks, including the following:

- PRICE OF FUND SHARES WILL FLUCTUATE As with any other mutual fund, the share price of the Weitz Equity Funds will fluctuate daily depending on general market conditions and other factors. YOU MAY LOSE MONEY IF YOU INVEST IN ANY OF THE WEITZ EQUITY FUNDS.
- INVESTMENT IN UNDERVALUED SECURITIES Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. THEREFORE, INVESTORS SHOULD PURCHASE SHARES OF THE WEITZ EQUITY FUNDS ONLY IF THEY INTEND TO BE PATIENT LONG-TERM INVESTORS.
- SMALLER COMPANY RISK Small capitalization companies may not have the size, resources or other assets of large capitalization companies. The prices of such issuers can fluctuate more than the stocks of larger companies and they may not necessarily correspond to changes in the stock market in general.
- NONDIVERSIFIED FUNDS Because each of the Weitz Equity Funds is nondiversified, each Fund may, with respect to 50% of its total assets, concentrate its investments by investing more than 5% of its total assets in the securities of any one issuer.
- FAILURE TO MEET INVESTMENT OBJECTIVE There can be no assurance that any of the Weitz Equity Funds will meet its investment objective.
- GOVERNMENT-SPONSORED ENTERPRISES The Weitz Equity Funds may invest in certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury. Entities such as FHLB, Fannie Mae and Freddie Mac, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by such agencies are neither guaranteed nor insured by the United States Government.

                      FUND PERFORMANCE--WEITZ EQUITY FUNDS

The following charts and tables provide an indication of the risks of investing in the Weitz Equity Funds by showing changes in each Fund's performance from year to year over the periods indicated and by showing how each Fund's average annual returns for the periods indicated compared to those of a broad-based securities market index. All performance numbers for the Weitz Equity Funds are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. In considering the information set forth below you should remember that past performance (before and after taxes) is not necessarily an indication of how the Weitz Equity Funds will perform in the future.

VALUE FUND--INVESTMENT RESULTS

[CHART]

                           CALENDAR YEAR TOTAL RETURNS

1995      38.4%
1996      18.7%
1997      38.9%
1998      28.9%
1999      21.0%
2000      19.6%
2001       0.2%
2002     -17.1%
2003      28.7%
2004      15.7%



Best Quarter in last ten calendar years    19.5%       2nd Quarter 2003
Worst Quarter in last ten calendar years  -14.8%       3rd Quarter 2002


The Value Fund's year-to-date return for the six months ended June 30, 2005 was __%.



         AVERAGE ANNUAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 2004)



                                                1-YEAR   5-YEARS   10-YEARS
Return Before Taxes                              15.74%     8.17%     18.08%
Return After Taxes on Distributions              13.99%     6.89%     15.97%
Return After Taxes on Distributions
  and Sale of Fund Shares                        12.02%     6.50%     15.14%
Standard & Poor's 500 Index*                     10.87%    -2.30%     12.05%


* The Standard & Poor's 500 Index is an unmanaged index of 500 companies generally representative of the market for the stocks of large-size U.S. companies. The Index does not reflect the deduction of fees or expenses associated with a mutual fund or the impact of taxes.

HICKORY FUND--INVESTMENT RESULTS

[CHART]

                           CALENDAR YEAR TOTAL RETURNS

1995      40.5%
1996      35.4%
1997      39.2%
1998      33.0%
1999      36.7%
2000     -17.2%
2001      -4.6%
2002     -29.3%
2003      47.9%
2004      22.6%



Best Quarter in last ten calendar years    25.3%       2nd Quarter 2003
Worst Quarter in last ten calendar years  -28.9%       3rd Quarter 2002


The Hickory Fund's year-to-date return for the six months ended June 30, 2005 was __%.

          AVERAGE ANNUAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 2004)



                                                1-YEAR   5-YEARS   10-YEARS
Return Before Taxes                              22.61%     0.24%     17.15%
Return After Taxes on Distributions              22.31%    -0.59%     15.87%
Return After Taxes on Distributions
  and Sale of Fund Shares                        14.69%    -0.14%     14.90%
Standard & Poor's 500 Index*                     10.87%    -2.30%     12.05%


* The Standard & Poor's 500 Index is an unmanaged index of 500 companies generally representative of the market for the stocks of large-size U.S. companies. The Index does not reflect the deduction of fees or expenses associated with a mutual fund or the impact of taxes.

PARTNERS VALUE FUND--INVESTMENT RESULTS

[CHART]

                           CALENDAR YEAR TOTAL RETURNS

1995      38.7%
1996      19.2%
1997      40.6%
1998      29.1%
1999      22.1%
2000      21.1%
2001      -0.9%
2002     -17.0%
2003      25.4%
2004      15.0%



Best Quarter in last ten calendar years    18.2%       2nd Quarter 2003
Worst Quarter in last ten calendar years  -13.3%       2nd Quarter 2002


The Partners Value Fund's year-to-date return for the six months ended June 30, 2005 was __%.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 2004)



                                                1-YEAR   5-YEARS   10-YEARS
Return Before Taxes                              14.99%     7.51%     18.05%
Return After Taxes on Distributions              14.32%     6.50%     16.22%
Return After Taxes on Distributions
   and Sale of Fund Shares                       10.37%     5.98%     15.25%
Standard & Poor's 500 Index*                     10.87%    -2.30%     12.05%


* The Standard & Poor's 500 Index is an unmanaged index of 500 companies generally representative of the market for the stocks of large-size U.S. companies. The Index does not reflect the deduction of fees or expenses associated with a mutual fund or the impact of taxes.

CALCULATION METHOD FOR AFTER-TAX RETURNS


The after-tax returns shown in the tables on pages 5, 6 and 7 depict past performance information and were calculated in accordance with the Securities and Exchange Commission rules using the following assumptions:


- After-tax returns are calculated using the highest historical individual federal income marginal tax rates for each taxable component of the distribution.
- Distributions were reinvested after deducting the taxes due on those distributions.
- Holding periods were determined based on the actual purchase and distribution dates.
- "Return After Taxes on Distributions" assumes you continue to hold your shares at the end of the period.
- "Return After Taxes on Distributions and Sale of Fund Shares" assumes you sell your shares at the end of the period and pay applicable federal taxes.
- The calculations do not include state or local taxes, the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the effects of alternative minimum tax. As a result, actual after-tax returns depend on an investor's tax situation and may differ from those shown.
- After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                        FUND EXPENSES--WEITZ EQUITY FUNDS

The table below describes the fees and expenses that you may pay if you buy and hold shares of any Weitz Equity Fund:


                                                                 PARTNERS
                                               VALUE   HICKORY    VALUE
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (Load)
    Imposed on Purchases                        None      None       None
   Maximum Deferred Sales Charge (Load)         None      None       None
   Maximum Sales Charge (Load)
    Imposed on Reinvested Dividends             None      None       None
   Redemption Fee                               None      None       None
   Exchange Fee                                 None      None       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                .96%     1.00%       .99%
  Distribution (12b-1) Fees                     None      None       None
  Other Expenses                                 .14%      .21%       .14%
                                               -----   -------   --------
  Total Annual Fund Operating Expenses          1.10%     1.21%      1.13%


EXAMPLE

This example is intended to help you compare the cost of investing in a Weitz Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the respective Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as set forth in the table to the right:


                                                                 PARTNERS
                                               VALUE   HICKORY    VALUE
1 year                                        $  112   $   123   $    115

3 years                                          350       384        359

5 years                                          606       665        622

10 years                                       1,340     1,466      1,375

                        MORE ABOUT THE WEITZ EQUITY FUNDS

THE WEITZ EQUITY FUNDS INCLUDE THE VALUE FUND, THE HICKORY FUND AND THE PARTNERS VALUE FUND.

INVESTMENT OBJECTIVE

The investment objective of each of the Weitz Equity Funds is capital appreciation. The investment objective of each of the Weitz Equity Funds can be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Weitz Equity Funds seek to achieve their objective by investing primarily in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds. Each Weitz Equity Fund may invest in the equity securities of issuers of all sizes, including small capitalization companies (which are those with a market capitalization of less than $2 billion). Each Weitz Equity Fund may also invest in other securities of a company not convertible into common stock, such as bonds and preferred stock, which Weitz & Co., the investment adviser, determines may offer the opportunity for capital appreciation. Such convertible or non-convertible securities may be investment grade, non-investment grade or unrated. Each Weitz Equity Fund considers long-term capital gains preferable to short-term capital gains and dividend and interest income, but all such gains and income are desirable.

Each Weitz Equity Fund's investment strategy (which is called "value investing") is to invest primarily in the securities of sound, growing, well-managed businesses. In implementing this strategy Weitz & Co. attempts to:

- Identify attractive businesses that Weitz & Co. understands and which have honest, competent management;

- Estimate the price that an informed, rational buyer would pay for 100% of that business; and then

- Buy securities of that business if they are available at a significant discount to this "business value" or "private market value."

At the heart of the calculation of value is an estimate of the value today of the right to receive all of the cash that a business will generate for its owners in the future. The valuation may focus on asset values, earning power, the intangible value of a company's "franchise" in its market or a combination of these variables, depending on the nature of the business. Weitz & Co. then tries to buy shares of the company's stock at a significant discount to this "private market value." Weitz & Co. hopes that the stock price will rise as the value of the business grows and as the valuation discount narrows. However, even if the analysis of business value is correct, the stock price may fail to reflect this value.

The Hickory Fund will usually hold a more concentrated portfolio, generally owning fewer securities than the Value Fund or the Partners Value Fund. The Hickory Fund and the Partners Value Fund have historically been managed with more sensitivity to taxes than the Value Fund.

Weitz & Co. does not try to "time" the market, but if there is cash available for investment and there are not stocks which meet the Funds' investment criteria or if Weitz & Co. determines market conditions warrant, the Funds may invest without limitation in cash or high quality fixed income securities for temporary defensive purposes. In the event that the Funds take such a temporary defensive position, they may not achieve their investment objective during this temporary period.

RELATED RISKS

You should be aware that an investment in the Weitz Equity Funds involves certain risks, including the following:

- PRICE OF FUND SHARES WILL FLUCTUATE As with any other mutual fund, the share price of the Weitz Equity Funds will fluctuate daily depending on general market conditions and other factors. YOU MAY LOSE MONEY IF YOU INVEST IN ANY OF THE WEITZ EQUITY FUNDS.

- INVESTMENT IN UNDERVALUED SECURITIES Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. THEREFORE, INVESTORS SHOULD PURCHASE SHARES OF THE WEITZ EQUITY FUNDS ONLY IF THEY INTEND TO BE PATIENT LONG-TERM INVESTORS.

- SMALLER COMPANY RISK Small capitalization companies may not have the size, resources or other assets of large capitalization companies. The prices of such issuers can fluctuate more than the stocks of larger companies and they may not necessarily correspond to changes in the stock market in general.

- NONDIVERSIFIED FUNDS Because each of the Weitz Equity Funds is nondiversified, each Fund may, with respect to 50% of its total assets, concentrate its investments by investing more than 5% of its total assets in the securities of any one issuer. As a result, its shares may be more susceptible to adverse changes in the value of the securities of a particular company.

- FAILURE TO MEET INVESTMENT OBJECTIVE There can be no assurance that any of the Weitz Equity Funds will meet its investment objective.

- GOVERNMENT-SPONSORED ENTERPRISES The Weitz Equity Funds may invest in certain government-sponsored enterprises. Such entities may include, without limitation, the Federal Home Loan Banks ("FHLB"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Company ("Freddie Mac"). Entities such as FHLB, Fannie Mae and Freddie Mac, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by such agencies are neither guaranteed nor insured by the United States Government.


In making investment decisions, Weitz & Co. distinguishes between security price volatility and the risk of permanent loss of capital. Some of the securities the Weitz Equity Funds own may be volatile. Since the Weitz Equity Funds focus on long-term total return (income plus capital gain), we are not as concerned with short-term volatility.

We ARE concerned with the risk of PERMANENT loss of capital. We believe that by focusing on the value of the underlying business and being disciplined about buying stocks only when they appear to be selling below the company's business value, we enjoy what Benjamin Graham (sometimes known as the father of "value" investing) called a "margin of safety." The margin of safety reduces, but does not eliminate, risk. However, we will make mistakes in measuring value, business values may deteriorate after we buy, and stocks may sell below their business values indefinitely, so we cannot avoid incurring losses. Also, since our investment approach leads us to invest in stocks which are not currently popular, the Weitz Equity Funds are subject to extended periods during which their stocks may under-perform others or display volatile price movements.

            INVESTMENT OBJECTIVE, STRATEGIES AND RISKS--BALANCED FUND

INVESTMENT OBJECTIVES

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation. The Balanced Fund's investment objectives can be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Balanced Fund invests primarily in a portfolio of U.S. equity and fixed income securities. Under normal market conditions, a substantial portion of the Balanced Fund's total assets, normally 50%-75%, will be invested in common stocks and a variety of securities convertible into common stock such as rights, warrants, convertible preferred stock and convertible stock. The Balanced Fund may invest in the equity securities of issuers of all sizes, including small capitalization companies (which are those with a market capitalization of less than $2 billion). The Balanced Fund generally will invest at least 25% of its total assets in investment-grade fixed income securities such as U.S. government and agency securities, corporate debt securities, mortgage-backed securities, preferred stock and taxable municipal bonds. The Balanced Fund may invest in fixed income securities of all maturities. The Balanced Fund may also invest up to 20% of its total assets in fixed income securities which are non-investment grade or unrated.

     EQUITY SECURITIES The Balanced Fund's investment strategy with respect to equity securities (which is called "value investing") is to invest primarily in the securities of sound, growing, well-managed businesses. In implementing this strategy, Weitz & Co. attempts to:

- Identify attractive businesses that Weitz & Co. understands and which have honest, competent management;

- Estimate the price that an informed, rational buyer would pay for 100% of that business; and then

- Buy securities of that business if they are available at a significant discount to this "business value" or "private market value."

     At the heart of the calculation of value is an estimate of the value today of the right to receive all of the cash that a business will generate for its owners in the future. The valuation may focus on asset values, earning power, the intangible value of a company's "franchise" in its market or a combination of these variables, depending on the nature of the business. Weitz & Co. then tries to buy shares of the company's stock at a significant discount to this "private market value." Weitz & Co. hopes that the stock price will rise as the value of the business grows and as the valuation discount narrows. However, even if the analysis of business value is correct, the stock price may fail to reflect this value.

     FIXED INCOME SECURITIES The Balanced Fund's investment strategy with respect to fixed income securities is to select fixed income securities whose yield is sufficiently attractive in view of the risks of ownership. In deciding whether the Balanced Fund should invest in a particular fixed income security, Weitz & Co. considers a number of factors such as the security's price, coupon and yield-to-maturity, as well as the credit quality of the issuer. In addition, Weitz & Co. reviews the terms of the fixed income security, including subordination, default, sinking fund and early redemption provisions.

     The Balanced Fund may invest up to 20% of its total assets in fixed income securities which are non-investment grade or unrated. The Balanced Fund will normally not invest in fixed income securities which are rated below B by S&P or by Moody's or which are in default.

     Weitz & Co. does not try to "time" the market. However, if there is cash available for investment and there are not securities which meet the Balanced Fund's investment criteria or if Weitz & Co. determines that prevailing abnormal market or economic conditions warrant, the Balanced Fund may invest without limitation in cash and cash equivalents such as money market fund shares and repurchase agreements on U.S. Government securities for temporary defensive purposes. In the event that the Fund takes such a temporary defensive position, it may not achieve its investment objective during this temporary period.

RELATED RISKS

You should be aware that an investment in the Balanced Fund involves certain risks, including the following:

- PRICE OF FUND SHARES WILL FLUCTUATE As with any other mutual fund, the share price of the Balanced Fund will fluctuate daily depending on general market conditions and other factors. YOU MAY LOSE MONEY IF YOU INVEST IN THE BALANCED FUND.

- INVESTMENT IN UNDERVALUED SECURITIES Under-valued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. THEREFORE, INVESTORS SHOULD PURCHASE SHARES OF THE BALANCED FUND ONLY IF THEY INTEND TO BE PATIENT LONG-TERM INVESTORS.

- SMALLER COMPANY RISK Small capitalization companies may not have the size, resources or other assets of large capitalization companies. The prices of such issuers can fluctuate more than the stocks of larger companies and they may not necessarily correspond to changes in the stock market in general.

- INTEREST RATE RISK The market value of a bond is significantly affected by changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Generally, the longer the average maturity of the bonds in the

     Balanced Fund's investment portfolio, the more the Balanced Fund's share price will fluctuate in response to interest rate change.

- CREDIT RISK When a bond is purchased, its anticipated yield is dependent on the timely payment by the issuer of each installment of interest and principal. Lower-rated and unrated bonds, while often having a higher yield than higher-rated bonds, involve an increased possibility that the issuer may not be able to make its payments of interest and principal. During periods of deteriorating economic and market conditions, the market value of lower-rated and unrated bonds may decline due to concerns over credit quality. In addition, the liquidity of such securities may be affected, making it more difficult for the Balanced Fund to sell the security.

- CALL RISK The Balanced Fund invests in corporate bonds, which are generally subject to call risk. Corporate bonds and some securities issued by United States agencies may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. This risk increases when market interest rates are declining, because issuers may find it desirable to refinance by issuing new bonds at lower interest rates. If a bond held by the Balanced Fund is called during a period of declining interest rates, the Balanced Fund will likely reinvest the proceeds received by it at a lower interest rate than that of the called bond, causing a decrease in the Balanced Fund's income.

- RISKS RELATED TO MORTGAGE-BACKED SECURITIES Most mortgage-backed securities are pass-through securities, which means that the payments received by the Balanced Fund on such securities consist of both principal and interest as the mortgages in the underlying mortgage pool are paid off. The yield on such mortgage-backed securities is influenced by the prepayment experience of the underlying mortgage pool. In periods of declining interest rates, prepayments of the mortgages tend to increase. If the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced and it will be necessary for the Balanced Fund to reinvest such prepayment, presumably at a lower interest rate.

- FUND IS NONDIVERSIFIED Because the Balanced Fund is nondiversified, it may, with respect to 50% of its total assets, concentrate its investments by investing more than 5% of its total assets in the securities of any one issuer. As a result, its shares may be more susceptible to adverse changes in the value of the securities of a particular company.

- FAILURE TO MEET INVESTMENT OBJECTIVE There can be no assurance that the Balanced Fund will meet its investment objectives.

- GOVERNMENT-SPONSORED ENTERPRISES The Balanced Fund may invest in certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury. Such entities may include, without limitation, the Federal Home Loan Banks ("FHLB"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Company ("Freddie Mac"). Entities such as FHLB, Fannie Mae and Freddie Mac, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by such agencies are neither guaranteed nor insured by the United States Government.

     In making investment decisions, Weitz & Co. distinguishes between security price volatility and the risk of permanent loss of capital. Some of the securities the Balanced Fund owns may be volatile. Since the Balanced Fund focuses on long-term total return (income plus capital gains), we are not as concerned with short-term volatility.


     We ARE concerned with the risk of PERMANENT loss of capital. We believe that by focusing on the value of the underlying business and being disciplined about buying securities only when they appear to be selling below the company's business value, the Balanced Fund may enjoy what Benjamin Graham (sometimes known as the father of "value" investing) called a "margin of safety." The margin of safety reduces, but does not eliminate, risk. However, we will make mistakes in measuring value, business values may deteriorate after we buy, and securities may sell below their business values indefinitely, so the Balanced Fund cannot avoid incurring losses. Also, since our investment approach leads us to invest in securities which are not currently popular, the Balanced Fund is subject to extended periods during which its securities under-perform others or display volatile price movements.


     Investors in the Balanced Fund should be aware that the Fund's balance between stocks and fixed income securities could limit the Balanced Fund's potential for capital appreciation relative to a fund that invests primarily in stocks.

                         FUND PERFORMANCE--BALANCED FUND


The following chart and table provide an indication of the risks of investing in the Balanced Fund by showing changes in the Balanced Fund's performance from year to year over the periods indicated and by showing how the Balanced Fund's average annual returns for the periods indicated compared to those of a broad-based securities market index. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. In considering the information set forth below you should remember that past performance (before and after taxes) is not necessarily an indication of how the Balanced Fund will perform in the future.

BALANCED FUND--INVESTMENT RESULTS


[CHART]


          CALENDAR YEAR TOTAL RETURNS SINCE INCEPTION (OCTOBER 1, 2003)


2004     11.8%



Best Quarter since inception              6.49%         4th Quarter 2004
Worst Quarter since inception             0.67%         2nd Quarter 2004


The Balanced Fund's year-to-date return for the six months ended June 30, 2005 was __%.


          AVERAGE ANNUAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 2004)



                                                               SINCE INCEPTION
                                                     1-YEAR     (OCT. 1, 2003)
                                                     ------    ---------------
Return Before Taxes                                   11.84%             12.61%
Return After Taxes on Distributions                   11.07%             11.96%
Return After Taxes on Distributions
  and Sale of Fund Shares                              7.76%             10.39%
Blended Index*                                         7.74%             12.37%
Standard & Poor's 500 Index**                         10.87%             18.97%
Lehman Brothers Intermediate
  U.S. Government/Credit Index***                      3.03%              2.47%



  * The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500 and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index. The Index does not reflect the deduction of fees or expenses associated with a mutual fund or the impact of taxes.
 ** The Standard & Poor's 500 Index is an unmanaged index of 500 companies generally representative of the market for the stocks of large-size U.S. companies. The Index does not reflect the deduction of fees or expenses associated with a mutual fund or the impact of taxes.
*** The Lehman Brothers Intermediate U.S. Government/Credit Index is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years. The Index does not reflect the deduction of fees or expenses associated with a mutual fund or the impact of taxes.

CALCULATION METHOD FOR AFTER-TAX RETURNS

The after-tax returns shown in the table on page 17 depict past performance information and were calculated in accordance with the Securities and Exchange Commission rules using the following assumptions:

- After-tax returns are calculated using the highest historical individual federal income marginal tax rates for each taxable component of the distribution.
- Distributions were reinvested after deducting the taxes due on those distributions.
- Holding periods were determined based on the actual purchase and distribution dates.
- "Return After Taxes on Distributions" assumes you continue to hold your shares at the end of the period.
- "Return After Taxes on Distributions and Sale of Fund Shares" assumes you sell your shares at the end of the period and pay applicable federal taxes.
- The calculations do not include state or local taxes, the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the effects of alternative minimum tax. As a result, actual after-tax returns depend on an investor's tax situation and may differ from those shown.
- After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                          FUND EXPENSES--BALANCED FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund:


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) Imposed on Purchases                         None
  Maximum Deferred Sales Charge (Load)                                     None
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends              None
  Redemption Fee                                                           None
  Exchange Fee                                                             None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                                           .80%
  Distribution (12b-1) Fees                                                None
  Other Expenses                                                            .41%
                                                                           ----
  Total Annual Fund Operating Expenses                                     1.21%


EXAMPLE

This example is intended to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Balanced Fund for the time periods indicated and then redeem all shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Balanced Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as set forth in the table to the right:


1 year                                                      $    123

3 years                                                          384

5 years                                                          665

10 years                                                       1,466

          INVESTMENT OBJECTIVE, STRATEGIES AND RISKS--FIXED INCOME FUND

INVESTMENT OBJECTIVE

The investment objective of the Fixed Income Fund is high current income consistent with the preservation of capital. The Fixed Income Fund's investment objective can be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fixed Income Fund will invest at least 80% of the value of its assets in fixed income securities such as U.S. government and agency securities, corporate debt securities, mortgage-backed securities, preferred stock and taxable municipal bonds. For these purposes, "assets" means the Fund's net assets, plus the amount of any borrowings for investment purposes. The Fund will provide shareholders with at least 60 days prior notice of any change in this investment policy.


Weitz & Co., selects fixed income securities whose yield is sufficiently attractive in view of the risks of ownership. In deciding whether the Fixed Income Fund should invest in particular fixed income securities, Weitz & Co. considers a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer. In addition, Weitz & Co. reviews the terms of the fixed income security, including subordination, default, sinking fund, and early redemption provisions. The Fixed IncomeFund may invest in fixed income securities of all maturities.

The Fixed Income Fund may invest up to 15% of its total assets in securities which are non-investment grade or unrated if Weitz & Co. determines such securities are of comparable quality to the rated securities in which the Fixed Income Fund may invest. The Fixed Income Fund will normally not invest in fixed income securities which are rated below B by S&P or by Moody's or are currently in default.

If Weitz & Co. determines that prevailing abnormal market or economic conditions warrant a temporary defensive investment position, a greater portion of the Fixed Income Fund's portfolio may be retained in cash or cash equivalents, such as money market fund shares and repurchase agreements on U.S. Government securities. In the event the Fixed Income Fund takes such a temporary defensive position, it may not achieve its investment objective during this temporary period.

RELATED RISKS

You should be aware that an investment in the Fixed Income Fund involves certain risks, including the following:

- PRICE OF FUND SHARES WILL FLUCTUATE As with any mutual fund, the share price of the Fixed Income Fund will fluctuate daily depending on general market conditions and other factors. YOU MAY LOSE MONEY IF YOU INVEST IN THE FIXED INCOME FUND.

- INTEREST RATE RISK The market value of a bond is significantly affected by changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Generally, the longer the average maturity of the bonds in the Fixed Income Fund's investment portfolio, the more the Fund's share price will fluctuate in response to interest rate changes.

- CREDIT RISK When a bond is purchased, its anticipated yield is dependent on the timely payment by the issuer of each installment of interest and principal. Lower-rated and unrated bonds, while often having a higher yield than higher-rated bonds involve an increased possibility that the issuer may not be able to make its payments of interest and principal. During periods of deteriorating economic and market conditions, the market value of lower-rated and unrated bonds may decline due to concerns over credit quality. In addition, the liquidity of such securities may be affected, making it more difficult for the Fixed Income Fund to sell the security.

- CALL RISK The Fixed Income Fund invests in corporate bonds, which are generally subject to call risk. Corporate bonds and some securities issued by United States agencies may be called (redeemed) at the option of the issuer at a specific price before reaching their stated maturity date. This risk increases when market interest rates are declining, because issuers may find it desirable to refinance by issuing new bonds at lower interest rates. If a bond held by the Fixed Income Fund is called during a period of declining interest rates, the Fixed Income Fund will likely reinvest the proceeds received by it at a lower interest rate than that of the called bond, causing a decrease in the Fixed Income Fund's income.

- RISKS RELATED TO MORTGAGE-BACKED SECURITIES Most mortgage-backed securities are pass-through securities, which means that the payments received by the Fixed Income Fund on such securities consist of both principal and interest as the mortgages in the underlying mortgage pool are paid off. The yield on such mortgage-backed securities is influenced by the prepayment experience of the underlying mortgage pool. In periods of declining interest rates, prepayments of the mortgages tend to increase. If the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced and it will be necessary for the Fixed Income Fund to reinvest such prepayment, presumably at a lower interest rate.

- FAILURE TO MEET INVESTMENT OBJECTIVE There can be no assurance that the Fixed Income Fund will meet its investment objective.

- GOVERNMENT-SPONSORED ENTERPRISES The Fixed Income Fund may invest in certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury. Such entities may include, without limitation, the Federal Home Loan Banks ("FHLB"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Company ("Freddie Mac"). Entities such as FHLB, Fannie Mae and Freddie Mac, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by such agencies are neither guaranteed nor insured by the United States Government.

                       FUND PERFORMANCE--FIXED INCOME FUND

The following chart and table provides an indication of the risks of investing in the Fixed Income Fund by showing changes in the Fixed Income Fund's performance from year to year over the periods indicated and by showing how the Fixed Income Fund's average annual returns for the periods indicated compared to those of a broad-based securities market index. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. In considering the information set forth below you should remember that past performance (before and after taxes) is not necessarily an indication of how the Fixed Income Fund will perform in the future.

FIXED INCOME FUND--INVESTMENT RESULTS

[CHART]

                           CALENDAR YEAR TOTAL RETURNS

1995      15.8%
1996       4.4%
1997       8.6%
1998       6.8%
1999       0.9%
2000       9.8%
2001       8.4%
2002       4.2%
2003       6.3%
2004       2.6%



Best Quarter in last ten calendar years    5.00%        2nd Quarter 1995
Worst Quarter in last ten calendar years  -1.00%        2nd Quarter 2004


The Fixed Income Fund's year-to-date return for the six months ended June 30, 2005 was __%.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 2004)



                                                1-YEAR   5-YEARS   10-YEARS
Return Before Taxes                               2.64%     6.21%      6.70%
Return After Taxes on Distributions               1.86%     4.52%      4.60%
Return After Taxes on Distributions and
  Sale of Fund Shares                             1.71%     4.27%      4.43%
Lehman Brothers Intermediate U.S.
   Government/Credit Index*                       3.03%     7.20%      7.15%



* The Lehman Brothers Intermediate U.S. Government/Credit Index is an unmanaged Index consisting of government securities and publicly issued corporate debt with maturities from one to ten years. The Index does not reflect the deduction of fees or expenses associated with a mutual fund or the impact of taxes.

CALCULATION METHOD FOR AFTER-TAX RETURNS


The after-tax returns shown in the table on page 22 depict past performance information and were calculated in accordance with the Securities and Exchange Commission rules using the following assumptions:


- After-tax returns are calculated using the highest historical individual federal income marginal tax rates for each taxable component of the distribution.
- Distributions were reinvested after deducting the taxes due on those distributions.
- Holding periods were determined based on the actual purchase and distribution dates.
- "Return After Taxes on Distributions" assumes you continue to hold your shares at the end of the period.
- "Return After Taxes on Distributions and Sale of Fund Shares" assumes you sell your shares at the end of the period and pay applicable federal taxes.
- The calculations do not include state or local taxes, the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the effects of alternative minimum tax. As a result, actual after-tax returns depend on an investor's tax situation and may differ from those shown.
- After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                        FUND EXPENSES--FIXED INCOME FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fixed Income Fund:


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) Imposed on Purchases                        None
  Maximum Deferred Sales Charge (Load)                                    None
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None
  Redemption Fee                                                          None
  Exchange Fee                                                            None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                                          .50%
  Distribution (12b-1) Fees                                               None
  Other Expenses                                                           .26%
                                                                          ----
  Total Annual Fund Operating Expenses*                                    .76%


  * The Fixed Income Fund's actual total annual fund operating expenses were less than the amount shown above because of a fee waiver by Weitz & Co. Weitz & Co. voluntarily waives a portion of its fees in order to limit the Fund's total operating expenses to a specified level. The fee waiver can be terminated at any time. WITH THE FEE WAIVER, THE FIXED INCOME FUND'S ACTUAL TOTAL FUND OPERATING EXPENSES WERE .75%.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fixed Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fixed Income Fund for the time periods indicated and then redeem all shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fixed Income Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as set forth in the table to the right:


1 year                                                      $  78

3 years                                                       243

5 years                                                       422

10 years                                                      942

    INVESTMENT OBJECTIVE, STRATEGIES AND RISKS--GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund's investment objectives can be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES


The Government Money Market Fund invests substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months. The Government Money Market Fund limits its average portfolio maturity to ninety days or less.


RELATED RISKS

You should be aware that an investment in the Government Money Market Fund involves certain risks, including the following:

- NO ASSURANCE OF STABLE NET ASSET VALUE Although the Government Money Market Fund attempts to maintain a stable net asset value of $1.00 per share, there can be no guarantee that the Government Money Market Fund will be able to do so. YOU MAY LOSE MONEY IF YOU INVEST IN THE GOVERNMENT MONEY MARKET FUND.

- NO INSURANCE OR GUARANTEE An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation
     (FDIC) or any other agency of the United States Government.

- GOVERNMENT-SPONSORED ENTERPRISES The Government Money Market Fund may invest in certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury. Such entities may include, without limitation, the Federal Home Loan Banks ("FHLB"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Company ("Freddie Mac"). Entities such as FHLB, Fannie Mae and Freddie Mac, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by such agencies are neither guaranteed nor insured by the United States Government.

                 FUND PERFORMANCE--GOVERNMENT MONEY MARKET FUND

The following chart and table provide an indication of the risks of investing in the Government Money Market Fund by showing changes in the Government Money Market Fund's performance from year to year over the periods indicated and sets forth the Government Money Market Fund's average annual returns for the periods indicated. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. In considering the information set forth below you should remember that past performance is not necessarily an indication of how the Government Money Market Fund will perform in the future.

GOVERNMENT MONEY MARKET FUND--INVESTMENT RESULTS

[CHART]

                           CALENDAR YEAR TOTAL RETURNS

1995                         5.2%
1996                         4.8%
1997                         5.0%
1998                         4.9%
1999                         4.4%
2000                         5.7%
2001                         3.5%
2002                         1.2%
2003                         0.6%
2004                         0.7%



Best Quarter in last ten calendar years 1.5%    4th Quarter 2000
Worst Quarter in last ten calendar years 0.1%   2nd Quarter 2004


The Government Money Market Fund's year-to-date return for the six months ended June 30, 2005 was __%.

       AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 2004)



                                      1-YEAR   5-YEARS   10-YEARS
Government Money Market Fund           0.7%      2.3%       3.6%



As of June 30, 2005, the 7-day yield of the Government Money Market Fund was ___%. For current yield information, call 1-800-232-4161.

                   FUND EXPENSES--GOVERNMENT MONEY MARKET FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Government Money Market Fund:


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (Load) Imposed on Purchases                         None
   Maximum Deferred Sales Charge (Load)                                     None
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends              None
   Redemption Fee                                                           None
   Exchange Fee                                                             None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees                                                          .50%
   Distribution (12b-1) Fees                                                None
   Other Expenses                                                           .40%
                                                                            ----
   Total Annual Fund Operating Expenses*                                    .90%


----------
  * The Government Money Market Fund's actual total annual fund operating expenses were less than the amount shown above because of a fee waiver by Weitz & Co. Weitz & Co. voluntarily waives a portion of its fees in order to limit the Fund's total operating expenses to a specified level. The fee waiver can be terminated at any time. WITH THE FEE WAIVER, THE GOVERNMENT MONEY MARKET FUND'S TOTAL FUND OPERATING EXPENSES WERE .50%.

EXAMPLE

This example is intended to help you compare the cost of investing in the Government Money Market Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Government Money Market Fund for the time periods indicated and then redeem all shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Government Money Market Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as set forth in the table to the right:


  1 year   $    92

 3 years       287

 5 years       498

10 years     1,108

                 PURCHASING SHARES

OPENING A REGULAR NEW ACCOUNT

You can open a new account by:

-    Completing and signing a Weitz Funds purchase application;

- Enclosing a check made payable to The Weitz Funds. We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;

-    Mailing the application and the check to:

          BY MAIL:
          Weitz Funds
          P.O. Box 219320
          Kansas City, Missouri 64121-9320

          BY CERTIFIED OR OVERNIGHT DELIVERY:
          Weitz Funds
          c/o Boston Financial Data Services
          330 W. 9th, 5th Floor
          Kansas City, Missouri 64105

- Providing other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts.


PLEASE NOTE THAT THE MINIMUM INVESTMENT REQUIRED TO OPEN A REGULAR ACCOUNT IS $10,000 WHICH MAY BE ALLOCATED AMONG THE FUNDS. THE MINIMUM INVESTMENT REQUIRED TO OPEN AN IRA IS $4,000 PER FUND. THERE IS CURRENTLY NO SUBSEQUENT MINIMUM INVESTMENT REQUIREMENT.


The Weitz Funds reserve the right, in their sole discretion, to reject any order or subsequent purchase, to waive initial and subsequent investment minimums for new accounts and to modify investment minimums from time to time. All purchase orders are subject to acceptance by authorized officers of the Weitz Funds and are not binding until so accepted.


Boston Financial Data Services ("BFDS") is the sub-transfer agent for the Funds. Any checks received directly by the Funds at their business address will be forwarded promptly to BFDS and processed when received by BFDS.

OPENING A RETIREMENT ACCOUNT

Certain individuals may be eligible to open a traditional IRA, a Roth IRA or a SEP IRA. In addition, existing IRA accounts and certain qualified pension and profit sharing plans can be rolled over or transferred into a new IRA account, which can be invested in shares of one or more of the Funds. You can request information about establishing an IRA by calling the Weitz Funds at 402-391-1980 or 800-304-9745. After reviewing the material, you may open an IRA account by:

-    Completing the IRA application and the transfer form, if applicable;

-    Mailing the forms to the address shown above.


Currently, IRA accounts are not charged an annual maintenance fee.


Shares of the Funds may also be purchased as an investment in other types of pension or profit sharing plans. Although the Weitz Funds will endeavor to provide assistance to shareholders who are participants in such plans, it does not have forms of such plans for adoption and does not undertake to offer advice relating to the establishment of such plans or compliance with the ongoing requirements for such plans. Plan participants should seek the guidance of a professional adviser before investing retirement monies in shares of a Fund.

PURCHASING SHARES OF A FUND


You pay no sales charge when you purchase shares of a Fund. The price you pay for a Fund's shares is the respective Fund's net asset value per share which is calculated once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business. If your purchase request is received in good order on any day prior to such time, your purchase price will be the net asset value calculated on that day. If your purchase request is received in good order on any day after such time, your purchase price will be the net asset value calculated on the next business day. We cannot hold investments to be processed at a later date. The shares you purchase must be qualified for sale in your state of residence. YOU SHOULD PURCHASE SHARES OF THE FUNDS ONLY IF YOU INTEND TO BE A PATIENT LONG-TERM INVESTOR. Excessive trading into or out of a Fund may harm the Fund's performance by disrupting the portfolio management process. Such trading may also increase expenses for other shareholders. If you engage in this type of activity, your trading privileges may be suspended or terminated. All purchases are subject to acceptance by the Funds and the Funds reserve the right to reject any purchase in order to prevent transactions considered to be harmful to existing shareholders. See the caption FREQUENT TRADING POLICY on Page 37 for additional information about the Funds' policy with respect to frequent or excessive trading.


You can purchase shares in the following manner:

          BY MAIL. You can purchase additional shares in an existing account by:

- Sending a check made payable to The Weitz Funds. We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;

- Completing the information on the remittance stub which is the bottom portion of your most recent transaction statement;

-    Mailing the check and remittance stub to:

          BY MAIL:
          Weitz Funds
          P.O. Box 219320
          Kansas City, Missouri 64121-9320

          BY CERTIFIED OR OVERNIGHT DELIVERY:
          Weitz Funds
          c/o Boston Financial Data Services
          330 W. 9th, 5th Floor
          Kansas City, Missouri 64105


If the remittance stub is not available, please indicate on your check or on a separate piece of paper your account name, address and account number. If you are purchasing shares for a new account, please see the procedures described above under the heading "Opening a Regular New Account."

If your check is returned because of insufficient funds or because you have stopped payment on the check, you will be responsible for any losses sustained by a Fund as a result of custodian or transfer agent fees or a decline in the net asset value when the shares are cancelled. If you are an existing shareholder, losses may be collected by redeeming shares from your account.


          BY WIRE. You can purchase shares with payment by bank wire by:

- Calling Client Services at 402-391-1980 or 800-304-9745 and furnishing your account name, address and account number together with the amount being wired and the name of the wiring bank;

-    Instructing the bank to wire funds as follows:

          State Street Bank & Trust
          ABA# 101003621
          DDA# 8907561075
          Weitz Funds Purchase Account
          For credit to (indicate appropriate Fund number):
                 Value                    328
                 Fixed Income             329
                 Government               330
                 Partners Value           331
                 Hickory                  332
                 Balanced                 400
          For the account of: Your Account Number and Name

If you are purchasing shares by wire for a new account, you must send a completed purchase application to the Weitz Funds at the address set forth above PRIOR to wiring your payment.


THE WEITZ FUNDS WILL NOT BE RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS IN THE BANK OR FEDERAL RESERVE WIRE SYSTEM. BANKS MAY IMPOSE A CHARGE FOR THE WIRE TRANSFER OF FUNDS.

     BY AUTOMATIC INVESTMENT. At the time you open an account you can choose to make automatic investments in shares of a Fund (minimum investment of $100) at regular intervals (on the 1st or 15th day of the month or, if such day is not a business day, on the next following business day) by:

- Completing the Automatic Investment Account Option of the purchase application; and

-    Sending a voided check from your bank account.

Your request to establish automatic investment privileges must be received by the Weitz Funds at least 15 days prior to the initial automatic investment.

You can add or cancel the automatic investment service or change the amount by sending a request in writing to the Weitz Funds that must be received at least three business days before the effective date of the change.

If your automatic investment transaction is returned by the bank, the Weitz Funds may hold you responsible for any costs to a Fund resulting from (i) fees charged to a Fund or (ii) a decline in the net asset value of a Fund when the shares issued are canceled.

PURCHASING THROUGH OTHERS


Shares of the Funds may also be purchased through certain broker-dealers or other financial intermediaries that have entered into selling agreements or related arrangements with Weitz & Co. or its affiliates. If you invest through such entities, you must follow their procedures for buying and selling shares. Please note that such financial intermediaries may charge you fees in connection with purchases of Fund shares. Such broker-dealers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Funds. If the broker-dealer or financial intermediary submits trades to the Funds, the Funds will use the time of day when such entity or its designee receives the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after acceptance. The broker-dealer or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients.


Weitz & Co. may, from time to time, make payments to broker-dealers or other financial intermediaries for certain services to the Funds and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing.

CHANGING YOUR ADDRESS

You can change the address on your account by sending a written request to the Weitz Funds. Your written request must be signed by all registered owners of the account and should include your account name(s), account number(s) and both the new and old addresses. To protect you and the Funds, any redemption request received within 15 days of an address change must be accompanied by a signature guarantee, as described below.


CONFIRMATIONS AND SHAREHOLDER REPORTS

Each time you purchase, redeem or exchange shares, you will receive a confirmation of the transaction from the Weitz Funds. At the end of each calendar quarter you will receive a statement which will include information on activity in your account.

You should review your confirmations and statements for accuracy and report any discrepancies to us promptly.


The Funds also provide quarterly shareholder reports which include a listing of the securities in the portfolio at the end of the quarter, together with a letter from the portfolio manager discussing, among other things, investment results for the quarter. The annual report for the Weitz Funds will include the Funds' audited financial statements for the previous fiscal year and the semi-annual report will include unaudited financial statements.


To reduce the volume of mail you receive, the Weitz Funds will send a single copy of most financial reports and prospectuses to a shareholder with multiple accounts (single, retirement, joint, etc.) if such accounts have the same tax identification number and the same address. You may request that additional copies be sent by notifying the Weitz Funds.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Weitz Funds, to obtain, verify and record information that identifies each customer (as defined in the Department of Treasury's Customer Identification Program for Mutual Funds) who opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: the Weitz Funds must obtain the following information for each customer who opens an account:

-    Name;

-    Date of birth (for individuals);

-    Physical residential address (not post office boxes); and

- Taxpayer Identification Number such as Social Security Number or other identifying number.


Following receipt of your information, the Weitz Funds will follow its Customer Identification Program to attempt to verify your identity. You may be asked to provide certain other documentation (such as a driver's license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons. The Weitz Funds will also follow its Customer Identification Program to obtain, verify and record the identity of persons authorized to act on accounts for such non-natural persons. Any documents requested in connection with the opening of an account will be utilized solely to establish the identity of customers in accordance with the requirements of law.

FEDERAL LAW PROHIBITS THE WEITZ FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THE MINIMUM IDENTIFYING INFORMATION IS RECEIVED. THE WEITZ FUNDS ARE ALSO REQUIRED TO VERIFY THE IDENTITY OF THE NEW CUSTOMER UNDER THE WEITZ FUND'S CUSTOMER IDENTIFICATION PROGRAM AND MAY BE REQUIRED TO REJECT A NEW ACCOUNT APPLICATION, CLOSE YOUR ACCOUNT OR TAKE OTHER STEPS AS THEY DEEM REASONABLE IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY. IF AN ACCOUNT IS CLOSED, THE SHARES IN THAT ACCOUNT WILL BE REDEEMED AT THE NET ASSET VALUE DETERMINED ON THE REDEMPTION DATE.


TELEPHONE COMMUNICATIONS

Telephone conversations with the Weitz Funds may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

ACCOUNT ACCESS INFORMATION

You may obtain personal account information:

-    On the Weitz Fund's website, www.weitzfunds.com;

- By calling Client Services at 402-391-1980 or 800-304-9745 between 8:00 a.m. and 4:30 p.m. (Central Time); or

-    By calling the 24-hour automated customer service line at 800-773-6472.

                                REDEEMING SHARES

REDEMPTION PROCEDURES


Shares will be redeemed at the net asset value next determined after receipt of a redemption request in good order. If your redemption request is received in good order on any day prior to the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business, shares will be redeemed at the net asset value calculated on that day. If your redemption request is received in good order after such time, shares will be redeemed at the net asset value calculated on the next business day. There are no fees for redeeming shares. You must have a completed purchase application on file with the Weitz Funds before a redemption request will be accepted. In addition, the Weitz Funds must have received payment for the shares being redeemed and may delay the redemption payment (normally not more than 15 days) until the purchase funds have cleared. You can call Client Services at 402-391-1980 or 800-304-9745 if you have questions about the requirements for redemption requests.


You can redeem shares of a Fund at any time in the following manner:

     BY WRITTEN REQUEST. You can redeem shares of a Fund by sending a redemption request in writing to the Weitz Funds. A written redemption request in good order should include the following:

-    Your account name, account number and Fund name;

- The amount of the redemption being requested (specified in dollars or shares);


- The signature of ALL account owners exactly as they are registered on the account; if you are a corporate or trust shareholder, the signature must be of an authorized person with an indication of the capacity in which such person is signing;


-    A signature guarantee, if required; and

- Other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts. (Corporate resolutions must be dated within six months of the redemption request.) You can call Client Services at 402-391-1980 or 800-304-9745 for information on which documents may be required.

Written redemption requests can be sent by mail or facsimile transmission to:

          BY MAIL:
          Weitz Funds
          P.O. Box 219320
          Kansas City, Missouri 64121-9320

          BY CERTIFIED OR OVERNIGHT DELIVERY:
          Weitz Funds
          c/o Boston Financial Data Services
          330 W. 9th, 5th Floor
          Kansas City, Missouri 64105
          Fax Number: 402-391-2125

     BY TELEPHONE REQUEST. If you have an individual account directly with the Funds, you can redeem shares of a Fund over the telephone up to a maximum amount of $100,000. Telephone redemptions cannot be made from IRA accounts, retirement accounts, corporate accounts or certain other accounts. The ability to redeem shares by telephone is automatically established on any account for which telephone redemptions are available unless the account holder requests otherwise. A telephone redemption request can be made by calling 402-391-1980 or 1-800-304-9745. If an account has multiple owners, the Weitz Funds may rely on the instructions of any one account owner. A telephone redemption request in good order should include the following:

-    Your account name, account number and Fund name;

- The amount of the redemption being requested (specified in dollars or shares); and

-    Other identifying information which is requested.

Please retain the confirmation number assigned to your telephone redemption as proof of your trade. The Weitz Funds reserve the right to (i) refuse a telephone redemption if they believe it is advisable to do so; and (ii) revise or terminate the telephone redemption privilege at any time.

The Weitz Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, which will include use of specific identifying information. When such procedures are followed, the Weitz Funds will not be liable for losses caused by following telephone instructions which are reasonably believed to be genuine.


REDEMPTION PAYMENTS


Payment for the shares redeemed will be made as soon as possible, but no later than seven days after the date of the receipt of your redemption request in good order. Payment will normally be made by check. Payment may also be made by wire transfer in accordance with wire instructions provided in writing to the Funds accompanied by a signature guarantee. The Weitz Funds reserve the right to require you to pay for the cost of transmitting the wire transfer. Your bank may also impose a charge to receive the wire transfer.

To protect you and the Funds, any redemption request received within 15 days of an address change must be accompanied by a signature guarantee.

A redemption of shares is treated as a sale for tax purposes and, for the Value, Partners Value, Hickory, Balanced and Fixed Income Funds, will generally result in a short-term or long-term capital gain or loss, depending on how long you have owned the shares.

If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Weitz Funds reserve the right to reinvest your redemption proceeds in your account at the then current net asset value.

SIGNATURE GUARANTEES

The Weitz Funds reserve the right to require a signature guarantee on all redemptions. Signature guarantees will be required in the following circumstances:

- A redemption request which is payable to anyone other than the shareholder of record;

- A redemption request which is to be mailed to an address other than the address of record;

- A redemption request which is payable to a bank account other than the bank account of record;

-    A redemption request received within 15 days of an address change; and

-    Instructions to establish or change wire instructions.

A SIGNATURE-GUARANTEED REQUEST MAY NOT BE SENT BY FACSIMILE.

A SIGNATURE GUARANTEE MUST BE OBTAINED FROM AN INSTITUTION PARTICIPATING IN THE SECURITIES TRANSFER AGENT MEDALLION PROGRAM. SUCH INSTITUTIONS TYPICALLY INCLUDE COMMERCIAL BANKS THAT ARE FDIC MEMBERS, TRUST COMPANIES, AND MEMBER FIRMS OF A DOMESTIC STOCK EXCHANGE. "STAMP 2000 MEDALLION IMPRINTS" IS THE ONLY FORM OF SIGNATURE GUARANTEE THAT WILL BE ACCEPTED. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.


OTHER REDEMPTION INFORMATION


Redemption payments normally will be made wholly in cash. A Fund may, however, redeem its shares through the distribution of portfolio securities if and to the extent that redemptions by the same shareholder during any 90-day period exceed the lesser of (i) $250,000, or (ii) one percent of the net assets of the respective Fund at the beginning of the period. Shareholders whose shares are redeemed in kind may be subject to brokerage commissions or other transaction charges upon the resale of the distributed securities.

The Funds may suspend redemptions or postpone payment at times when the New York Stock Exchange is closed for other than weekends or holidays, or under emergency circumstances as permitted by the U.S. Securities and Exchange Commission.

The Funds reserve the right to automatically redeem any account balance in cases where the account balance falls below $500. Shareholders will be notified in writing at least 60 days prior to the automatic redemption of their account due to an account balance falling below $500. Such automatic redemptions will reduce unnecessary administrative expenses and therefore, benefit the majority of shareholders.


FREQUENT TRADING POLICY

The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. Frequent trading into and out of a Fund can have adverse consequences for that Fund and for long-term shareholders in the Fund. The Weitz Funds believe that frequent or excessive short-term trading activity by shareholders of a Fund may be detrimental to long-term investors because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Funds to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability. The Funds therefore discourage frequent purchase and redemptions by shareholders and do not make any effort to accommodate this practice. Such risks generally do not apply to the Government Money Market Fund which attempts to maintain a stable net asset value. To protect against frequent or excessive short-term trading, the Board of Trustees of the Funds has adopted policies and procedures that are intended to permit the Funds to curtail such activity by shareholders. At the present time the Funds do not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into any of the Funds. The Funds reserve the right, however, to impose certain limitations at any time with respect to trading in shares of the Funds, including suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of the Funds, has been or may be disruptive to the Funds. The Funds' ability to detect and prevent any abusive or excessive short-term trading may be limited to the extent such trading involves Fund shares held through omnibus accounts of a financial intermediary.

                                EXCHANGING SHARES

You can exchange shares of one Fund for shares of another Weitz Fund. EXCHANGES WILL ONLY BE MADE BETWEEN ACCOUNTS WITH IDENTICAL REGISTRATIONS. The ability to initiate such exchanges by telephone is automatically established on your account unless you request otherwise. You can request the exchange of shares by telephone or in writing in the following manner:


- Provide the name of the Funds, the account name, account number and the dollar amount of shares to be exchanged; and


-    Other identifying information which is requested.

Please retain the confirmation number assigned to your telephone exchange as proof of your trade.


You should be aware that although there are no sales commissions or other transaction fees related to exchanging shares, such an exchange is treated as a sale of shares from a Fund and the purchase of shares of the other Fund and any gain or loss on the transaction will be reportable on your tax return. The price for the shares being exchanged will be the net asset value of the shares next determined after your exchange request is received.

The Weitz Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, which will include use of specific identifying information. When such procedures are followed, The Weitz Funds will not be liable for losses caused by following telephone instructions which are reasonably believed to be genuine. The Weitz Funds reserve the right to (i) refuse a telephone exchange if they believe it is advisable to do so; and (ii) revise or terminate the telephone exchange privilege at any time.

YOU SHOULD PURCHASE SHARES OF THE FUNDS ONLY IF YOU INTEND TO BE A PATIENT LONG-TERM INVESTOR. The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices. The Weitz Funds reserve the right at any time to suspend, limit, modify or terminate exchange privileges in order to prevent transactions considered to be harmful to existing shareholders. See the caption FREQUENT TRADING POLICY on Page 37 for additional information about the Funds' policy with respect to frequent or excessive trading.

                                PRICING OF SHARES

Each Fund's net asset value per share is determined once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) on days on which the New York Stock Exchange is open for business. Currently the New York Stock Exchange and the Funds are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):

     -    New Year's Day

     -    Martin Luther King, Jr. Day

     -    Presidents' Day

     -    Good Friday

     -    Memorial Day

     -    Independence Day

     -    Labor Day

     -    Thanksgiving

     -    Christmas


The net asset value of the Value, Partners Value, Hickory, Balanced and Fixed Income Funds is generally based on the market value of the securities in the respective Fund. If market values are not readily available, such as with respect to restricted securities, private placements or other types of illiquid securities, the securities will be valued using valuation procedures approved by the Funds' Board of Trustees.


The securities in the Government Money Market Fund are valued on an amortized-cost basis. Under this method of valuation, each security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security. Weitz & Co. believes that under most conditions it will be possible to maintain the net asset value of the Government Money Market Fund at $1.00 per share. Periodic calculations are made to compare the value of the securities the Government Money Market Fund owns valued at amortized cost with the market values of such securities. If a deviation of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Government Money Market Fund's per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders, the Board of Trustees would promptly consider what action, if any, should be initiated.

                             DISTRIBUTIONS AND TAXES

SHAREHOLDER DISTRIBUTIONS

You will receive distributions from the Funds which are your share of a Fund's net income and gain on its investments. Each Fund passes substantially all of its earnings along to its shareholders in the form of distributions. Distributions for the Value Fund, Partners Value Fund, Hickory Fund and Balanced Fund are generally paid in June and December of each year. Distributions for the Fixed Income Fund are generally paid quarterly. The Government Money Market Fund declares dividends each business day. Dividends in the Government Money Market Fund are accrued to your account each business day and reinvested or distributed in cash within five days of the first business day of the following month.

You will receive your distributions from a Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change your instructions, you may notify the Weitz Funds in writing or call Client Services at 402-391-1980 or 1-800-304-9745. If an account has multiple owners, the Weitz Funds may rely on the instructions of any one account owner. Cash payment of distributions, if requested, will generally be mailed within five days of the date such distributions are paid. If you have elected to receive distributions in cash and your check is returned as undeliverable, you will not receive interest on amounts represented by the uncashed check.

If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Weitz Funds reserve the right to reinvest your distribution proceeds in your account at the then current net asset value.

TAXATION OF DISTRIBUTIONS

A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although distributions paid to shareholders by a Fund are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Distributions are taxable regardless of how long you have owned shares of a Fund and whether your distributions are reinvested in shares of a Fund or paid to you in cash. Distributions that are derived from net long-term capital gains from the sale of securities a Fund owned for more than 12 months generally will be taxed as long-term capital gains. All other distributions, including short-term capital gains, generally will be taxed as ordinary income.

Early each calendar year the Weitz Funds will send you the information you will need to report on your tax return the amount and type of distributions you receive.


The tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Weitz Funds are generally taxed to individual taxpayers:


- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a 61-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

TAXATION OF SALES AND EXCHANGES

If you sell shares of a Fund or exchange shares of a Fund for shares of another fund in the Weitz Funds family of funds, you will be taxed on the amount of any gain. The gain will generally be determined by subtracting your tax basis in the shares from the redemption proceeds or the value of shares received. Your tax basis will depend on the original purchase price you paid and the price at which any distributions may have been reinvested. You should keep your annual account statements so that you or your tax advisor will be able to properly determine the amount of any taxable gain.

BACKUP WITHHOLDING

Federal law requires the Funds to withhold a portion of distributions and/or proceeds from redemptions if you have failed to provide a correct tax identification number or to certify that you are not subject to backup withholding or if the Fund has been notified by the IRS that you are subject to backup withholding. These certifications must be made on your application or on Form W-9, which may be requested by calling 402-391-1980 or 800-304-9745.

BUYING SHARES PRIOR TO A DISTRIBUTION

You should consider the tax implications of buying shares of the Value Fund, Partners Value Fund, Hickory Fund, Balanced Fund or Fixed Income Fund immediately prior to a distribution. If you purchase shares shortly before the record date for a distribution, you will pay a price for such shares that includes the value of the anticipated distribution and you will be taxed on the distribution when it is received even though the distribution represents a return of a portion of the purchase price.

                                   MANAGEMENT

INVESTMENT ADVISER


Wallace R. Weitz & Company ("Weitz & Co.") is the Funds' investment adviser. Weitz & Co. is located at One Pacific Place, 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124. Weitz & Co. provides investment advice to each Fund and is responsible for the overall management of the Weitz Funds' business affairs, subject to the supervision of the Board of Trustees of The Weitz Funds. Weitz & Co. is a Nebraska corporation formed in March, 1983 and also serves as investment adviser to certain other entities, including, without limitation, four investment limited partnerships and certain individual accounts.

Weitz & Co. receives an annual investment management fee for the Value Fund, Partners Value Fund and Hickory Fund in accordance with the following schedule:


                      AVERAGE DAILY NET ASSET BREAK POINTS

                             LESS THAN OR
           GREATER THAN        EQUAL TO      RATE
         ---------------   ---------------   ----
         $             0   $ 2,500,000,000   1.00%
           2,500,000,000     5,000,000,000   0.90%
           5,000,000,000                     0.80%

Weitz & Co. receives an annual investment management fee equal to 0.80% of the average daily net assets of the Balanced Fund.

Weitz & Co. receives an annual investment management fee equal to 0.50% of the average daily net assets of the Fixed Income Fund and the Government Money Market Fund.


Each Fund pays all expenses directly attributable to it. Weitz & Co. has voluntarily agreed to reimburse the Value Fund, the Hickory Fund and the Partners Value Fund or to pay directly a portion of the respective Fund's expenses to the extent that the total annual fund operating expenses, excluding taxes, interest and brokerage commissions, exceed 1.50% of the respective Fund's annual average daily net assets. Weitz & Co. has also voluntarily agreed to reimburse the Balanced Fund or to pay directly a portion of the Balanced Fund's expenses to the extent that the total annual fund operating expenses, excluding taxes, interest and brokerage commissions, exceed 1.25% of the Balanced Fund's annual average daily net assets. Weitz & Co. has also voluntarily agreed to waive a portion of its fees, to the extent that the total annual fund operating expenses of the Fixed Income Fund and the Government Money Market Fund exceed 0.75% and 0.50%, respectively, of each Fund's annual average daily net assets. These voluntary fee waivers can be terminated at any time.

Weitz & Co. also provides administrative services to each Fund pursuant to an Administration Agreement which provides that the Funds will pay Weitz & Co. a monthly administrative fee based on the average daily net assets of the Funds, plus third party expenses directly related to providing such services.


Weitz & Co. has contracted with Boston Financial Data Services, Inc. to serve as sub-transfer agent for the Funds.


BOARD OF TRUSTEES

The Board of Trustees of The Weitz Funds is responsible for managing the business and affairs of the Funds, including overseeing the Fund's officers, who actively supervise the day to day operations of the Fund. Each Trustee serves until a successor is elected and qualified or until resignation.

In accordance with recently adopted mutual fund governance requirements of the Securities and Exchange Commission, 75% of the Trustees of The Weitz Funds are independent Trustees within the meaning of the Investment Company Act of 1940. In addition, the Board has elected an independent Trustee to serve as Chair of the Board.


PORTFOLIO MANAGERS

Wallace R. Weitz is primarily responsible for the day-to-day management of the Value Fund, the Partners Value Fund and the Hickory Fund. Mr. Weitz, a Chartered Financial Analyst, has been portfolio manager for the Value Fund and the Partners Value Fund since their inception and of the Hickory Fund since January 1, 2003. Prior to founding the investment adviser in 1983, he served as an account executive and securities analyst with G.A. Saxton & Co., Inc. (1970-1973) and with Chiles Heider & Co. (1973-1983).


Bradley P. Hinton is primarily responsible for the day-to-day management of the Balanced Fund's portfolio. Mr. Hinton, a Chartered Financial Analyst, has been a research analyst for Weitz & Co. since September, 2001 and the co-manager of the Balanced Fund since its inception in October, 2003. He was previously a fixed income investment manager with Principal Financial Group (1994-1998) and an associate and a debt manager with ConAgra Foods (1998-2001).


Thomas D. Carney is primarily responsible for the day-to-day management of the Fixed Income Fund and the Government Money Market Fund. Mr. Carney, a Chartered Financial Analyst, was previously a municipal securities analyst with Smith Barney and joined Weitz & Co. as a fixed income analyst and securities trader in February, 1995. He became a co-portfolio manager for the Fixed Income Fund and the Government Money Market Fund in January, 1996.


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund(s) each manages is available in the Funds' Statement of Additional Information.

FUND DISTRIBUTOR

The Funds are distributed by Weitz Securities, Inc., a Nebraska corporation which is affiliated with Weitz & Co. Shares of each Fund are sold without any sales commissions or other transaction fees. Weitz & Co. pays any sales or promotional costs incurred in connection with the sale of the Funds' shares.

FUND HISTORY

The Weitz Funds is a Delaware statutory trust organized on August 4, 2003, and is registered under the Investment Company Act of 1940 as an open-end management investment company. Each of the Funds (other than the Balanced Fund) is a successor in interest to certain funds having the same name, investment objective and investment policies that were included as series of two other investment companies previously managed by Weitz & Co., namely, Weitz Series Fund, Inc. and Weitz Partners, Inc. (the "Predecessor Funds"). At shareholder meetings held in March, 2004, the shareholders of each of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into the Trust and effective April 1, 2004, the assets and liabilities of the Predecessor Funds were transferred to the Trust in exchange for shares of each of the applicable Funds. Unless otherwise noted, information contained herein regarding the fees and expenses of the Funds (other than the Balanced Fund) prior to April 1, 2004, relates to the Predecessor Funds.

                             ADDITIONAL INFORMATION

CODE OF ETHICS

The Funds, Weitz & Co. and Weitz Securities, Inc. have each adopted a written Code of Ethics which, among other things:

- Requires all employees to obtain preclearance before executing any personal securities transactions;

- Requires all employees to report their personal securities transactions at the end of each quarter;

- Requires all employees to report their personal securities holdings annually;


- Restricts all employees in executing personal trades in a security within seven days before or after trades in that security are made for client accounts;

- Prohibits employees from profiting from the purchase and sale (or sale and purchase) of the same security within a period of 60 days from the original sale or purchase, as the case may be, of such security; and

- Prohibits market-timing the Funds and/or front-running client transactions or trading in the Funds on the basis of material non-public information.


The Funds' Board of Trustees reviews the administration of the Code of Ethics annually and may impose penalties for violations of the Code.

The Funds' Code of Ethics is on public file with and available from the Securities and Exchange Commission.


DISCLOSURE OF PORTFOLIO HOLDINGS

A complete listing of each Fund's portfolio holdings is publicly available on a quarterly basis through applicable filings on Forms N-CSR and N-Q made with the SEC. This information is also available on the Funds' website at www.weitzfunds.com on or about the 30th business day after the end of each quarter in the quarterly shareholder reports, copies of which are also sent to all shareholders. Such information will remain on the website until the next quarter's information is released. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is provided in the Statement of Additional Information, which is also available at www.weitzfunds.com.


FUND CUSTODIAN

Wells Fargo Bank Minnesota, National Association, Sixth and Marquette, Minneapolis, Minnesota 55479-0001, is the custodian for the Weitz Funds.

FUND SUB-TRANSFER AGENT

Boston Financial Data Services, 330 W. 9th Street, Kansas City, Missouri 64105 is the sub-transfer agent for the Weitz Funds.

FUND AUDITOR

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, is the independent registered public accounting firm for the Weitz Funds.

FUND LEGAL COUNSEL


Dechert, LLP, 1775 Eye Street N.W., Washington, DC 20006-2401 serves as legal counsel to the Weitz Funds.

                              FINANCIAL HIGHLIGHTS


The Financial Highlights are intended to help you understand the financial performance of each Weitz Fund for the past five years or since inception, in the case of the Balanced Fund, which has been in operation less than five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in each Fund (assuming the reinvestment of all dividends and distributions). The information presented in the financial highlights tables for the fiscal years ended March 31, 2005 and 2004 was audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in the Funds' annual report which is available upon request. The information for all periods ended prior to April 1, 2003 was audited by other auditors.


VALUE FUND


                                                                         YEAR ENDED MARCH 31,
                                      ------------------------------------------------------------------------------------------
                                           2005               2004               2003               2002               2001
                                      --------------     --------------     --------------     --------------     --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                 $        37.78     $        26.85     $        34.25     $        34.73     $        32.00
                                      --------------     --------------     --------------     --------------     --------------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                         0.36               0.19               0.23               0.27               0.50
  Net gain (loss) on securities
    (realized and unrealized)                   1.51              10.89              (7.12)              0.29               6.14
                                      --------------     --------------     --------------     --------------     --------------
  Total from investment
    operations                                  1.87              11.08              (6.89)              0.56               6.64
                                      --------------     --------------     --------------     --------------     --------------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                          (0.21)             (0.15)             (0.20)             (0.37)             (0.49)
  Distributions from
    realized gains                             (3.30)                --              (0.31)             (0.67)             (3.42)
                                      --------------     --------------     --------------     --------------     --------------
  Total distributions                          (3.51)             (0.15)             (0.51)             (1.04)             (3.91)
                                      --------------     --------------     --------------     --------------     --------------
NET ASSET VALUE,
  END OF PERIOD                       $        36.14     $        37.78     $        26.85     $        34.25     $        34.73
                                      ==============     ==============     ==============     ==============     ==============
TOTAL RETURN                                     5.1%              41.3%             (20.2%)              1.5%              21.9%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period ($000)                          4,124,493          4,409,206          3,018,999          4,513,819          3,648,676
  Ratio of expenses to
    average net assets                          1.10%              1.11%              1.08%              1.06%              1.11%
  Ratio of net investment
    income to average
    net assets                                  0.95%              0.57%              0.76%              0.87%              1.60%
  Portfolio turnover rate                         26%                12%                18%                13%                36%

HICKORY FUND


                                                                         YEAR ENDED MARCH 31,
                                      ------------------------------------------------------------------------------------------
                                           2005               2004               2003               2002               2001
                                      --------------     --------------     --------------     --------------     --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                 $        28.86     $        17.97     $        27.01     $        25.39     $        34.32
                                      --------------     --------------     --------------     --------------     --------------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)                                      0.19               0.25               0.17              (0.02)             (0.09)
  Net gain (loss) on securities
    (realized and unrealized)                   2.54              10.90              (9.07)              1.65              (3.55)
                                      --------------     --------------     --------------     --------------     --------------
  Total from investment
    operations                                  2.73              11.15              (8.90)              1.63              (3.64)
                                      --------------     --------------     --------------     --------------     --------------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                          (0.23)             (0.26)             (0.14)                --                 --
  Distributions from
    realized gains                                --                 --                 --              (0.01)             (5.29)
                                      --------------     --------------     --------------     --------------     --------------
  Total distributions                          (0.23)             (0.26)             (0.14)             (0.01)             (5.29)
                                      --------------     --------------     --------------     --------------     --------------
NET ASSET VALUE,
  END OF PERIOD                       $        31.36     $        28.86     $        17.97     $        27.01     $        25.39
                                      ==============     ==============     ==============     ==============     ==============
TOTAL RETURN                                     9.4%              62.2%             (33.0%)              6.4%             (11.9%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period ($000)                            328,636            274,991            178,528            346,654            415,865
  Ratio of net expenses to
    average net assets                          1.21%              1.30%              1.32%              1.25%              1.22%
  Ratio of net investment
    income (loss) to
    average net assets                          0.65%              0.96%              0.78%             (0.08%)            (0.27%)
  Portfolio turnover rate                         58%                50%                64%                18%                22%

PARTNERS VALUE FUND


                                                                         YEAR ENDED MARCH 31,
                                      ------------------------------------------------------------------------------------------
                                           2005               2004               2003               2002               2001
                                      --------------     --------------     --------------     --------------     --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                 $        22.52     $        16.41     $        20.79     $        21.27     $        18.75
                                      --------------     --------------     --------------     --------------     --------------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                         0.15               0.03               0.06               0.13               0.31
  Net gain (loss) on securities
    (realized and unrealized)                   1.09               6.10              (4.27)             (0.14)              3.67
                                      --------------     --------------     --------------     --------------     --------------
  Total from investment
    operations                                  1.24               6.13              (4.21)             (0.01)              3.98
                                      --------------     --------------     --------------     --------------     --------------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                          (0.08)             (0.02)             (0.05)             (0.21)             (0.30)
  Distributions from
    realized gains                             (0.70)                --              (0.12)             (0.26)             (1.16)
                                      --------------     --------------     --------------     --------------     --------------
  Total distributions                          (0.78)             (0.02)             (0.17)             (0.47)             (1.46)
                                      --------------     --------------     --------------     --------------     --------------
NET ASSET VALUE,
  END OF PERIOD                       $        22.98     $        22.52     $        16.41     $        20.79     $        21.27
                                      ==============     ==============     ==============     ==============     ==============
TOTAL RETURN                                     5.5%              37.4%             (20.3%)             (0.1%)             21.9%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period ($000)                          2,633,613          2,936,054          2,203,585          3,136,878          2,394,547
  Ratio of expenses to
    average net assets                          1.13%              1.13%              1.10%              1.08%              1.13%
  Ratio of net investment
    income to average
    net assets                                  0.61%              0.16%              0.35%              0.69%              1.77%
  Portfolio turnover rate                         22%                11%                20%                10%                29%

BALANCED FUND


                                                                  YEAR ENDED         SIX MONTHS ENDED
                                                                MARCH 31, 2005       MARCH 31, 2004(a)
                                                               -----------------     -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $           10.52     $           10.00
                                                               -----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                     0.09                  0.01
  Net gain on securities (realized and unrealized)                          0.80                  0.52
                                                               -----------------     -----------------
  Total from investment operations                                          0.89                  0.53
                                                               -----------------     -----------------
LESS DISTRIBUTIONS:
  Dividends from net investment income                                     (0.06)                (0.01)
  Distributions from realized gains                                        (0.18)                   --#
                                                               -----------------     -----------------
  Total distributions                                                      (0.24)                (0.01)
                                                               -----------------     -----------------
NET ASSET VALUE, END OF PERIOD                                 $           11.17     $           10.52
                                                               =================     =================
TOTAL RETURN                                                                 8.5%                  5.3%+
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000)                                        54,234                23,129
  Ratio of net expenses to average net assets++                             1.21%                 1.25%
  Ratio of net investment income to average net assets                      0.89%                 0.09%*
  Portfolio turnover rate                                                     50%                    5%+


  *  Annualized
  +  Not annualized
  #  Amount rounds to less than $0.01
 ++ Absent waivers and expenses assumed by the Adviser, the annualized expense ratio would have been 1.74% for the period ended March 31, 2004.

(a)  Fund commenced operations on October 1, 2003

FIXED INCOME FUND


                                                                         YEAR ENDED MARCH 31,
                                      ------------------------------------------------------------------------------------------
                                           2005               2004               2003               2002               2001
                                      --------------     --------------     --------------     --------------     --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                 $        11.71     $        11.29     $        11.17     $        11.24     $        10.68
                                      --------------     --------------     --------------     --------------     --------------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income                         0.26               0.30               0.43               0.53               0.71
  Net gain (loss) on securities
    (realized and unrealized)                  (0.16)              0.45               0.18              (0.04)              0.58
                                      --------------     --------------     --------------     --------------     --------------
  Total from investment
    operations                                  0.10               0.75               0.61               0.49               1.29
                                      --------------     --------------     --------------     --------------     --------------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                          (0.31)             (0.33)             (0.49)             (0.56)             (0.73)
                                      --------------     --------------     --------------     --------------     --------------
NET ASSET VALUE,
  END OF PERIOD                       $        11.50     $        11.71     $        11.29     $        11.17     $        11.24
                                      ==============     ==============     ==============     ==============     ==============
TOTAL RETURN                                     0.9%               6.7%               5.6%               4.4%              12.6%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period ($000)                            157,395             95,733             52,984             47,692             33,071
  Ratio of net expenses to
    average net assets++                        0.75%              0.75%              0.75%              0.75%              0.75%
  Ratio of net investment
    income to average
    net assets                                  2.51%              2.72%              3.90%              5.08%              6.46%
  Portfolio turnover rate                         41%                48%                31%                16%                 1%

++ Absent voluntary waivers, the expense ratio would have been 0.76%, 0.88%, 0.91%, 0.91% and 0.95% for the years ended March 31, 2005, 2004, 2003, 2002 and 2001, respectively.

GOVERNMENT MONEY MARKET FUND


                                                                         YEAR ENDED MARCH 31,
                                      ------------------------------------------------------------------------------------------
                                           2005               2004               2003               2002               2001
                                      --------------     --------------     --------------     --------------     --------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                 $        1.000     $        1.000     $        1.000     $        1.000     $        1.000
                                      --------------     --------------     --------------     --------------     --------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income                        0.010              0.005              0.010              0.024              0.056
                                      --------------     --------------     --------------     --------------     --------------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                         (0.010)            (0.005)            (0.010)            (0.024)            (0.056)
                                      --------------     --------------     --------------     --------------     --------------
NET ASSET VALUE,
  END OF PERIOD                       $        1.000     $        1.000     $        1.000     $        1.000     $        1.000
                                      ==============     ==============     ==============     ==============     ==============
TOTAL RETURN                                     1.0%               0.5%               1.0%               2.5%               5.8%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period ($000)                             40,689             49,103             70,732             40,763             39,511
  Ratio of net expenses to
    average net assets++                        0.50%              0.50%              0.50%              0.50%              0.50%
  Ratio of net investment
    income to average
    net assets                                  1.00%              0.48%              1.02%              2.40%              5.57%

++ Absent voluntary waivers, the expense ratio would have been 0.90%, 0.91%, 0.91%, 0.94% and 0.97% for the years ended March 31, 2005, 2004, 2003, 2002 and 2001, respectively.

                                 THE WEITZ FUNDS

                    NOTICE OF PRIVACY POLICY AND PROCEDURES

We understand that information that personally identifies you is important to you and we are committed to maintaining the confidentiality, integrity and security of your personal information. In order to service your account and process your requests, we collect certain nonpublic personal information about you from your account application, from other forms you may provide to us and as a result of transactions with us.

Your privacy is important to us. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you and we require those employees to adhere to strict confidentiality standards designed to protect your personal information. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted or required by law and except to certain entities that assist us in servicing your account. For instance, in order to service your account and effect your transactions, we may provide nonpublic personal information about you to our sub-transfer agent. We may also provide certain information including your name and address to one of our agents for the purpose of mailing to you your account statements, shareholder reports and other information about our products and services. We maintain agreements with these outside entities which require them to protect the confidentiality of your information and to use that information only for the purpose for which the disclosure is made.

Additional Information Is Available


The Statement of Additional Information (SAI) provides more detailed information about the Funds and their policies. The SAI, which has been filed with the Securities and Exchange Commission, is incorporated by reference. Additional information about each Fund's investments is available in the Funds' Annual, Semi-annual and Quarterly Reports. In the Funds' Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. The SAI and reports are available without charge, upon request, and are also available at www.weitzfunds.com.


You may request information, make inquiries, or find additional information about the Funds as follows:

-  By telephone:
       800-232-4161

-  By mail:
       The Weitz Funds
       One Pacific Place, Suite 600
       1125 South 103rd Street
       Omaha, Nebraska 68124-6008

-  On the Internet:
       The Weitz Funds
       http://www.weitzfunds.com
       SEC
       http://www.sec.gov

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090 or by submitting an e-mail request to: publicinfo@sec.gov. Reports and other information about the Funds are available from the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. Copies of such information can also be obtained by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-21410

                                 THE WEITZ FUNDS

                                   VALUE FUND
                                  HICKORY FUND
                               PARTNERS VALUE FUND
                                  BALANCED FUND
                                FIXED INCOME FUND
                          GOVERNMENT MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                  JULY 30, 2005

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information relates to the Prospectus of The Weitz Funds (the "Trust") dated July 30, 2005 and is incorporated in its entirety into the Prospectus. The Trust currently consists of the Value Fund, Hickory Fund, Partners Value Fund, Balanced Fund, Fixed Income Fund and Government Money Market Fund (each a "Fund"). The financial statements of each of the Funds for the fiscal year ended March 31, 2005, are incorporated into this Statement of Additional Information from the Annual Reports of the Funds. Copies of the Annual Reports and the Prospectus may be obtained from the Trust without charge by calling 1-800-232-4161 or by contacting the Trust at 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124-6008.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
Fund History                                                                  4
Investment Objective, Policies and Restrictions-
   Value, Hickory and Partners Value Funds                                    4
          Classification                                                      4
          Investment Objective and Strategy                                   4
          Securities and Other Investment Practices                           5
          Fundamental Investment Restrictions                                10
Investment Objective, Policies and Restrictions-
   Balanced Fund                                                             11
          Classification                                                     11
          Investment Objective and Strategy                                  11
          Securities and Other Investment Practices                          12
          Fundamental Investment Restrictions                                17
Investment Objective, Policies and Restrictions-
   Fixed Income Fund                                                         18
          Classification                                                     18
          Investment Objective and Strategy                                  18
          Securities and Other Investment Practices                          19
          Fundamental Investment Restrictions                                22
Investment Objective, Policies and Restrictions-
   Government Money Market Fund                                              23
          Classification                                                     23
          Investment Objective and Strategy                                  23
          Securities and Other Investment Practices                          24
          Fundamental Investment Restrictions                                24
Portfolio Turnover                                                           25
Management of the Funds                                                      26
          Trustees of the Trust                                              26
          Officers of the Trust                                              27
          Compensation Table                                                 28
          Ownership of Fund Shares by Trustees                               28
          Other Information Concerning the Board of Trustees                 30
          Proxy Voting Policy                                                32
          Portfolio Management                                               33
          Disclosure of Portfolio Holdings                                   35
Principal Holders of Securities                                              35
Investment Advisory and Other Services                                       37
          Investment Adviser and Distributor                                 37
          Administrator                                                      39
          Sub-Transfer Agent                                                 40
          Custodian                                                          40
          Independent Registered Public Accounting Firm                      40
          Legal Counsel                                                      40
Portfolio Transactions and Brokerage Allocation                              40

Organization and Capital Structure                                           42
          General                                                            42
          Shareholder Meetings                                               42
Purchasing Shares                                                            43
          Important Information About Procedures for Opening an Account      44
Pricing of Shares                                                            44
Redemption of Shares                                                         46
Taxation                                                                     47
          Tax Status of the Funds                                            47
          Distributions in General                                           47
          Dispositions                                                       49
          Backup Withholding                                                 49
          Other Taxation                                                     49
          Fund Investments                                                   49
Calculation of Performance Data                                              51
Financial Statements                                                         54
Appendix A-
   Ratings of Corporate Obligations and Commercial Paper                     55
Appendix B-
   Interest Rate Futures Contracts, Bond Index Futures and Related Options   58

                                  FUND HISTORY

The Weitz Funds (the "Trust") is a Delaware statutory trust established August 4, 2003, whose shares are offered in series with each series representing a separate fund of investments with its own investment objectives, policies and restrictions. At the present time six series are authorized, the Value Fund, the Hickory Fund, the Partners Value Fund, the Balanced Fund, the Fixed Income Fund and the Government Money Market Fund (each, a "Fund"). The Balanced Fund was the Trust's initial series and it commenced operations on October 1, 2003. Each of the other Funds in the Trust (other than the Balanced Fund) is a successor in interest to certain funds having the same names and investment objectives that were included as series of two other investment companies previously managed by Wallace R. Weitz & Co. ("Weitz & Co."), the Funds' investment adviser, namely, Weitz Series Fund, Inc. and Weitz Partners, Inc. (the "Predecessor Funds"). At shareholder meetings held in March, 2004, the shareholders of each of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into the Trust and effective April 1, 2004, the assets and liabilities of the Predecessor Funds were transferred to the Trust in exchange for shares of each of the applicable Funds. Unless otherwise noted, information contained herein regarding the fees and expenses of the Funds (other than the Balanced Fund) prior to April 1, 2004, relates to the Predecessor Funds.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
                     VALUE, HICKORY AND PARTNERS VALUE FUNDS

CLASSIFICATION

The Value Fund, Hickory Fund and Partners Value Fund (the "Weitz Equity Funds") are each nondiversified, open-end investment management companies under the federal securities laws. Because each Weitz Equity Fund is nondiversified, it may, with respect to 50% of its total assets, concentrate its investments by investing more than 5% of its total assets in the securities of any one issuer. As a result, its shares may be more susceptible to adverse changes in the value of the securities of a particular company.

INVESTMENT OBJECTIVE AND STRATEGY

The investment objective of each Weitz Equity Fund is capital appreciation. The investment objective of each Weitz Equity Fund may be changed without a shareholder vote. Each of the Weitz Equity Funds seeks to achieve its objective by investing primarily in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stocks and convertible bonds. The Weitz Equity Funds may also invest in other securities of a company not convertible into common stock, such as bonds and preferred stock, which Weitz & Co., the Funds' investment adviser, determines may offer the opportunity for capital appreciation. Such convertible or non-convertible securities may be investment grade, non-investment grade or unrated. The receipt of income is considered a secondary objective, as some investments may yield dividends, interest or other income.

The investment strategy of each Weitz Equity Fund (which is called "value investing") is to (1) identify attractive businesses that Weitz & Co. can understand and which have honest, competent management, (2) estimate the price that an informed, rational buyer would pay for 100% of that business, and then
(3) buy securities of the business if they are available at a significant discount to this "business value" or "private market value." The valuation process may focus on asset values, earning power, the intangible value of a company's "franchise," or a combination of these variables, depending on the type of business and other factors. Purchasing securities at a discount to value is intended to provide what Benjamin Graham called a "margin of safety." The margin of safety does not eliminate risk, but it is intended to reduce the likelihood of permanent loss of capital.

Each of the Weitz Equity Funds has, however, adopted a policy which allows each Weitz Equity Fund to invest for temporary defensive purposes a portion or all of its assets in high quality nonconvertible preferred stock, high quality nonconvertible debt securities and high quality United States Government, state and municipal and governmental agency and instrumentality obligations, or retain funds in cash or cash equivalents, such as money market fund shares when Weitz & Co. believes that prevailing market or economic conditions warrant such a temporary defensive investment position. Securities issued or guaranteed by the United States Government may include, for example, treasury bills, notes and bonds which are direct obligations of the United States Government. Some of the obligations purchased by the Weitz Equity Funds are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. treasury, such as U.S. Treasury bills, notes and bonds, or indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Small Business Administration, the Maritime Administration and the Farmers Home Administration.

While the obligations of many of the agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government. Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the Federal Financing Bank, the Federal Home Loan Banks and the U.S. Postal Service. Others are supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury's authority to purchase their outstanding debt obligations. These U.S. Government sponsored enterprises or agencies include the Federal Home Loan Banks, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Such obligations are not direct obligations of the U.S. Treasury and no assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored enterprises or agencies.

State and municipal obligations, which can be taxable or tax exempt, may include both general obligation and revenue obligations, issued for a variety of public purposes such as highways, schools, sewer and water facilities, as well as industrial revenue bonds issued by public bodies to finance private commercial and industrial facilities.

SECURITIES AND OTHER INVESTMENT PRACTICES

The Weitz Equity Funds have each adopted certain fundamental investment restrictions and other nonfundamental investment policies which are discussed below. Fundamental investment restrictions cannot be changed without a shareholder vote. Nonfundamental investment policies can be changed by a vote of the Trustees of the Trust.

INDUSTRY CONCENTRATION Although each Weitz Equity Fund has adopted a fundamental investment restriction which does not allow it to concentrate its investments in any one industry, each Weitz Equity Fund reserves the right to invest up to 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.

CONVERTIBLE SECURITIES In addition to common stocks, each Weitz Equity Fund may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock. Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price. Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate levels.

WARRANTS AND RIGHTS Warrants and rights are options to purchase common stock at a specified price for a specified period of time. Their trading price will normally reflect the relationship between the option price and the current market price of the underlying common stock. If not sold or exercised before their expiration date they become valueless.

OTHER SECURITIES Although the Weitz Equity Funds primarily invest in common stocks and securities convertible into common stocks, each Weitz Equity Fund may also invest in other securities, including preferred stock and debt securities, which Weitz & Co. determines may offer the opportunity for capital appreciation. Such convertible or non-convertible securities may or may not be rated investment grade or may be unrated. Each Weitz Equity Fund will not invest more than 15% of its assets in securities that are non-investment grade or unrated. Generally investment grade securities are those with a rating of BBB or better by Standard & Poor's or Baa2 or better by Moody's. A complete description of the Standard & Poor's and Moody's ratings of securities is attached as Appendix A.

Securities rated BBB/Baa2 are considered "investment grade" by the financial community, but are described by Standard & Poor's and Moody's as "medium grade obligations" which have "speculative characteristics." The market values of lower-rated and unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated and unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities and thus generally involve more credit risk. Changes in economic conditions or other circumstances may cause issuers of lower-rated or unrated securities to have more difficulty making principal and interest payments than issuers of higher-rated securities.

The market value of debt securities is significantly affected by changes in interest rates. In general, prices on such securities rise when interest rates fall and fall when interest rates rise. Generally the longer the average maturity of the debt security in the Funds' investment portfolio, the more the share price of the respective Fund will fluctuate in response to interest rate changes.

Changes in the value of lower-rated or unrated securities subsequent to their acquisition will not affect cash income, but will be reflected in the net asset value of shares of the respective Weitz Equity Fund. The market for lower-rated or unrated securities may be less liquid than the market for higher-rated securities. In addition, the liquidity of these lower-rated or unrated securities may be affected by the market's perception of their credit quality. Therefore, the judgment of Weitz & Co. may at times play a greater role in valuing these securities than is the case with investment grade securities. It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities at their fair market value to meet redemption requests or to respond to changes in the market. Although the ratings of established rating agencies may be considered in evaluating a particular security, Weitz & Co. will not rely exclusively on such ratings, but will supplement such ratings with its independent and ongoing review of credit quality.

INVESTMENT COMPANY SHARES The Weitz Equity Funds may purchase securities of other investment companies subject to the restrictions of the Investment Company Act of 1940. None of the Weitz Equity Funds intends to purchase any such securities involving the payment of a front-end sales load, but may purchase shares of investment companies specializing in securities in which a Weitz Equity Fund has a particular interest or shares of closed-end investment companies which frequently trade at a discount from their net asset value. Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the respective Weitz Equity Fund. Investing in the securities of other investment companies indirectly results in the investor paying not only the advisory and related fees to the Weitz Equity Funds, but also advisory fees and other operating expenses of the other investment company.

FOREIGN SECURITIES The Weitz Equity Funds may purchase foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States over-the-counter market. The Weitz Equity Funds may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. The Weitz Equity Funds will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio. While none of the Weitz Equity Funds have any present intention to invest any significant portion of its assets in foreign securities, the Weitz Equity Funds reserve the right to invest not more than 25% of the value of their respective total assets in the securities of foreign issuers and obligors.

Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company than about a domestic company. Some foreign stock markets may have substantially less trading activity than the United States securities markets, and securities of some foreign companies may be less liquid than securities of comparable domestic companies. Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic stock markets and foreign governments may impose taxes on securities transactions or ownership. There is generally less governmental regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States. In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

RESTRICTED/ILLIQUID SECURITIES The Weitz Equity Funds may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer's securities and which, therefore, could not ordinarily be sold by the respective Weitz Equity Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 or an available exemption from such registration requirements. None of the Weitz Equity Funds will invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the respective Weitz Equity Fund's net assets. Restricted and illiquid securities will be valued in such manner as the Trustees in good faith deems appropriate to reflect their fair value. The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable. The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

COVERED CALL OPTIONS The Weitz Equity Funds may write covered call options to generate premium income which Weitz & Co. considers to be an acceptable investment result. Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the "strike price") prior to a certain date. "Covered" options are those in which the option seller (the "writer") owns the underlying securities. Writing covered call options may increase the income of a Weitz Equity Fund since it receives a premium for writing the option. If a Weitz Equity Fund writes covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option. As a result, the respective Weitz Equity Fund will forego any opportunity for appreciation in such securities during the term of the option. The respective Weitz Equity Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position, that is, purchasing an identical call in the open market. There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result. The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.

BANK OBLIGATIONS The Weitz Equity Funds may purchase bank obligations, including negotiable certificates of deposit and bankers' acceptances, which evidence the banking institution's obligation to repay funds deposited with it for a specified period of time at a stated interest rate. The Weitz Equity Funds will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank's most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation. Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other fixed income securities.

REPURCHASE AGREEMENTS The Weitz Equity Funds may invest in repurchase agreements on U.S. Government Securities. Repurchase agreements involve the purchase of U.S. Government Securities and a simultaneous agreement with the seller to "repurchase" the securities at a specified price and time, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, such as one week. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the respective Weitz Equity Fund but only constitute collateral for the seller's obligation to pay the repurchase price and, in the event of a default by the seller, the respective Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral. A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government Securities. For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined. A Weitz Equity Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price. In an effort to minimize such risks, the Weitz Equity Funds will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.

COMMERCIAL PAPER The Weitz Equity Funds may purchase commercial paper which consists of short-term unsecured promissory notes. The Weitz Equity Funds will purchase only commercial paper either (a) rated Prime 1 by Moody's or A-1 by Standard & Poor's or (b) if not rated, issued by or guaranteed by companies which have an outstanding debt issue rated AA or better by Standard & Poor's or Aa2 or better by Moody's. See Appendix A for a description of ratings.

WHEN ISSUED OR FORWARD COMMITMENT TRANSACTIONS The Weitz Equity Funds may engage in when issued or forward commitment transactions which involve the purchase or sale of a security by a Weitz Equity Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the respective Weitz Equity Fund at the time of entering into the transaction. To the extent a Weitz Equity Fund enters into such forward commitments, it will maintain a segregated account with the custodian with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.

SHORT SALES, PUT AND CALL OPTIONS The Weitz Equity Funds may engage in short sales and buy and sell put and call options. Short sales involve the sale of a security that the respective Weitz Equity Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security. To the extent that a Weitz Equity Fund engages in short sales, the Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction. In the event that the value of the security sold short increases in value rather than decreases, the respective Weitz Equity Fund would suffer a loss when it purchases the security sold short. Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale. The Weitz Equity Funds may also engage in short sales "against the box." A short sale "against the box" is a form of short sale in which the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. The segregation of cash or other securities is not required for short sales "against the box." In the event that any Weitz Equity Fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, such Fund would forego the potential realization of the increased value of the shares held long.

Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time. Investments in puts and calls involve certain risks including the risk that since puts and calls are options which have an expiration date, the respective Weitz Equity Fund could lose the entire cost of those puts and calls which expire worthless.

LOANS OF PORTFOLIO SECURITIES The Weitz Equity Funds are permitted to engage in securities lending to the extent permitted by SEC policy. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized. The SEC currently permits loans of a mutual fund's securities up to one-third of its assets, including any collateral received from the loan, provided that the loans are 100% collateralized by cash or cash equivalents on a marked to market basis. The principal risk in lending securities is the possibility that the invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for a respective Weitz Equity Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the respective Weitz Equity Fund's outstanding shares. "Majority" means the lesser of (a) 67% or more of a Weitz Equity Funds' outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of a Weitz Equity Funds' outstanding shares.

None of the Weitz Equity Funds may:

     1. Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

     2. Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     3. Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     4. Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     5. Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     6. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     7. Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

     8. As to 50% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor

          (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies, bank money instruments or bank repurchase agreements.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
                                  BALANCED FUND

CLASSIFICATION

The Balanced Fund is a nondiversified, open-end investment management company as defined in the Investment Company Act of 1940. Because the Balanced Fund is nondiversified, it may, with respect to 50% of its total assets, concentrate its investments by investing more than 5% of its total assets in the securities of any one issuer. As a result, its shares may be more susceptible to adverse changes in the value of the securities of a particular company.

INVESTMENT OBJECTIVES AND STRATEGY

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation. The Balanced Fund invests primarily in a portfolio of U.S. equity and fixed income securities. Under normal market conditions, the Balanced Fund will invest at least 25% of its total assets in investment-grade fixed income securities. The fixed income securities in which the Balanced Fund may invest include, without limitation:
(1) U.S. Government Securities (bills, notes, bonds and other debt securities issued by the U.S. Treasury); (2) U.S. Government Agency Securities; (3) corporate debt securities; (4) mortgage-backed securities; (5) taxable municipal bonds; (6) preferred stock; (7) bank obligations (certificates of deposit and bankers' acceptances); (8) commercial paper; (9) repurchase agreements on U.S. Government and U.S. Government agency securities; and (10) securities of registered investment companies which invest in fixed income securities. The Fund may also invest up to 20% of its total assets in fixed income securities which are non-investment grade or unrated. Under normal market conditions, a substantial portion, normally 50-75% of the Balanced Fund's total assets, will be invested in common stocks and a variety of securities convertible into common stock such as rights, warrants, convertible preferred stock and convertible stock.

EQUITY SECURITIES The Balanced Fund's investment strategy with respect to equity securities (which is called "value investing") is to (1) identify attractive businesses that Weitz & Co. can understand and which have honest, competent management, (2) estimate the price that an informed, rational buyer would pay for 100% of that business, and then (3) buy securities of the business if they are available at a significant discount to this "business value" or "private market value." The valuation process may focus on asset values, earning power, the intangible value of a company's "franchise," or a combination of these variables, depending on the type of business and other factors. Purchasing securities at a discount to value is intended to provide what Benjamin Graham called a "margin of safety." The margin of safety does not eliminate risk, but it is intended to reduce the likelihood of permanent loss of capital.

FIXED INCOME SECURITIES The Balanced Fund's investment strategy with respect to fixed income securities is to select securities whose yield is sufficiently attractive taking into consideration the risk of ownership. In deciding whether the Balanced Fund should invest in a particular fixed income security, Weitz & Co. considers a number of factors such as the security's price, coupon and yield-to-maturity, as well as the credit quality of the issuer. In addition, Weitz & Co. reviews the terms of the fixed income security, including subordination, default, sinking fund, and early redemption provisions. The Balanced Fund may invest up to 20% of its total assets in fixed income securities rated below BBB by Standard & Poor's Corporation or Baa2 by Moody's Investor's Service or in unrated securities. Fixed income securities rated below BBB or Baa2 are generally known as "junk bonds." The Balanced Fund will normally not invest in fixed income securities which are rated below B or B2 or which are in default. A complete description of the Standard & Poor's and Moody's ratings of debt securities is attached as Appendix A.

When Weitz & Co. believes that abnormal market conditions or economic conditions warrant a temporary defensive investment position, a greater portion or all of the Balanced Fund's portfolio may be retained in cash or cash equivalents, such as money market fund shares and repurchase agreements on U.S. Government securities.

SECURITIES AND OTHER INVESTMENT PRACTICES

The Balanced Fund has adopted certain fundamental investment restrictions and other nonfundamental investment policies which are discussed below. Fundamental investment restrictions cannot be changed without a shareholder vote. Nonfundamental investment policies can be changed by a vote of the Trustees of the Trust.

INDUSTRY CONCENTRATION Although the Balanced Fund has adopted a fundamental investment restriction which does not allow it to concentrate its investments in any one industry, the Balanced Fund reserves the right to invest up to 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.

CONVERTIBLE SECURITIES In addition to common stocks, the Balanced Fund may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock. Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price. Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate levels.

WARRANTS AND RIGHTS Warrants and rights are options to purchase common stock at a specified price for a specified period of time. Their trading price will normally reflect the relationship between the option price and the current market price of the underlying common stock. If not sold or exercised before their expiration date they become valueless.

INVESTMENT COMPANY SHARES The Balanced Fund may purchase securities of other investment companies subject to the restrictions of the 1940 Act. The Balanced Fund does not intend to purchase any such securities involving the payment of a front-end sales load, but may purchase shares of investment companies specializing in securities in which the Balanced Fund has a particular interest or shares of closed-end investment companies which frequently trade at a discount from their net asset value. Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Balanced Fund.

Investing in the securities of other investment companies indirectly results in an investor in the Balanced Fund paying not only the advisory and related fees to the Balanced Fund, but also advisory fees and other operating expenses of the other investment company.

FOREIGN SECURITIES The Balanced Fund may purchase foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States over-the-counter market. The Balanced Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. The Balanced Fund will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio. While the Balanced Fund has no present intention of investing any significant portion of its assets in foreign securities, the Balanced Fund reserves the right to invest not more than 25% of the value of its total assets in the securities of foreign issuers and obligors.

Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company than about a domestic company. Some foreign stock markets may have substantially less trading activity than the United States securities markets, and securities of some foreign companies may be less liquid than securities of comparable domestic companies. Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic stock markets and foreign governments may impose taxes on securities transactions or ownership. There is generally less governmental regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States. In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

RESTRICTED/ILLIQUID SECURITIES The Balanced Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer's securities and which, therefore, could not ordinarily be sold by the Balanced Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 or an available exemption from such registration requirements. The Balanced Fund will not invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the Balanced Fund's net assets. Restricted and illiquid securities will be valued in such manner as the Trustees in good faith deem appropriate to reflect their fair value. The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable. The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

COVERED CALL OPTIONS The Balanced Fund may write covered call options to generate premium income which Weitz & Co. considers to be an acceptable investment result. Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the "strike price") prior to a certain date. "Covered" options are those in which the option seller (the "writer") owns the underlying securities. Writing covered call options may increase the income of the Balanced Fund since it receives a premium for writing the option. If the Balanced Fund writes covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option. As a result, the Balanced Fund will forego any opportunity for appreciation in such securities during the term of the option. The Balanced Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position, that is, purchasing an identical call in the open market. There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result. The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.

BANK OBLIGATIONS The Balanced Fund may purchase bank obligations, including negotiable certificates of deposit and bankers' acceptances, which evidence the banking institution's obligation to repay funds deposited with it for a specified period of time at a stated interest rate. The Balanced Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank's most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation. Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other fixed income securities.

REPURCHASE AGREEMENTS The Balanced Fund may invest in repurchase agreements on U.S. Government Securities. Repurchase agreements involve the purchase of U.S. Government Securities and a simultaneous agreement with the seller to "repurchase" the securities at a specified price and time, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, such as one week. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Balanced Fund but only constitute collateral for the seller's obligation to pay the repurchase price and, in the event of a default by the seller, the Balanced Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral. A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government Securities. For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined. The Balanced Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price. In an effort to minimize such risks, the Balanced Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.

COMMERCIAL PAPER The Balanced Fund may purchase commercial paper which consists of short-term unsecured promissory notes. The Fund will purchase only commercial paper either (a) rated Prime 1 by Moody's or A-1 by Standard & Poor's or (b) if not rated, issued by or guaranteed by companies which have an outstanding debt issue rated AA or better by Standard & Poor's or Aa or better by Moody's. See Appendix A for a description of ratings.

WHEN ISSUED OR FORWARD COMMITMENT TRANSACTIONS The Balanced Fund may engage in when issued or forward commitment transactions which involve the purchase or sale of a security by the Balanced Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Balanced Fund at the time of entering into the transaction. To the extent the Balanced Fund enters into such forward commitments, it will maintain a segregated account with the custodian with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.

LOWER-RATED DEBT SECURITIES The Balanced Fund may invest in debt securities rated within the lower grades of Standard & Poor's or Moody's credit ratings. Debt securities in the lower rating categories (rated below Baa2 by Moody's or below BBB by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are much more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be more market price volatility for these securities and limited liquidity in the resale market. Prices of lower-rated debt securities also may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities.

SHORT SALES, PUT AND CALL OPTIONS The Balanced Fund may engage in short sales and buy and sell put and call options. Short sales involve the sale of a security that the Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security. To the extent that the Balanced Fund engages in short sales, the Balanced Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction. In the event that the value of the security sold short increases in value rather than decreases, the Balanced Fund would suffer a loss when it purchases the security sold short. Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale. The Balanced Fund may also engage in short sales "against the box." A short sale "against the box" is a form of short sale in which the Balanced Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. The segregation of cash or other securities is not required for short sales "against the box." In the event that the Balanced Fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the Balanced Fund would forego the potential realization of the increased value of the shares held long.

Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time. Investments in puts and calls involve certain risks including the risk that since puts and calls are options which have an expiration date, the Balanced Fund could lose the entire cost of those puts and calls which expire worthless.

U.S. GOVERNMENT OBLIGATIONS A portion of the Balanced Fund may be invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of the obligations purchased by the Balanced Fund are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, or indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Small Business Administration, the Maritime Administration and the Farmers Home Administration.

While the obligations of many of the agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government. Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the Federal Financing Bank, the Federal Home Loan Banks and the U.S. Postal Service. Others are supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury's authority to purchase their outstanding debt obligations. These U.S. Government sponsored enterprises or agencies include the Federal Home Loan Banks, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Such obligations are not direct obligations of the U.S. Treasury and no assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored enterprises or agencies. Furthermore, with respect to the U.S. Government securities purchased by the Balanced Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor do they extend to the value of the Balanced Fund's shares. The Balanced Fund may invest in these securities if it believes they offer an expected return commensurate with the risks assumed.

Most mortgage-related securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pool are paid off. The actual yield of such securities is influenced by the prepayment experience of the mortgage pool underlying the securities. In periods of declining interest rates, prepayment for the underlying mortgages tends to increase. If the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced and it will be necessary for the Balanced Fund to reinvest such prepayment, presumably at a lower interest rate. Although, depending on the length of the mortgages in the pool, mortgage-related securities may have a stated maturity of up to forty years, prepayments on the underlying mortgages will make the effective maturity of the securities shorter. A security based on a pool of forty-year mortgages may have an average life as short as two years. The maturity of mortgage-related securities will be deemed to be the expected effective maturity of the securities.

INTEREST RATE FUTURES, BOND INDEX FUTURES AND RELATED OPTIONS THEREON The Balanced Fund may utilize interest rate futures and index futures and related options. The Balanced Fund will not utilize any hedging strategies using interest rate futures and bond index futures or options thereon which will cause the then aggregate value of all such investments to exceed 10% of the value of the Balanced Fund's total assets at the time of the investment after giving effect thereto. See Appendix B hereto for a general discussion of Interest Rate Futures, Bond Index Futures and Related Options and the risks thereof.

LOANS OF PORTFOLIO SECURITIES The Balanced Fund is permitted to engage in securities lending to the extent permitted by SEC policy. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized. The SEC currently permits loans of a mutual fund's securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents on a marked to market basis. The principal risk in lending securities is the possibility that invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Balanced Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Balanced Fund's outstanding shares. "Majority" means the lesser of (a) 67% or more of the Balanced Fund's outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Balanced Fund's outstanding shares.

The Balanced Fund may not:

     1. Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

     2. Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     3. Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     4. Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     5. Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     6. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     7. Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

     8. As to 50% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the
          U. S. Government or its agencies, bank money instruments or bank repurchase agreements.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
                                FIXED INCOME FUND

CLASSIFICATION

The Fixed Income Fund is a diversified, open-end investment management company as defined in the Investment Company Act of 1940.

INVESTMENT OBJECTIVE AND STRATEGY

The investment objective of the Fixed Income Fund is high current income consistent with preservation of capital. Under normal market conditions, the Fixed Income Fund will invest at least 80% of the value of its total assets in fixed income securities. The fixed income securities in which the Fixed Income Fund may invest include: (1) U.S. Government Securities (bills, notes, bonds and other debt securities issued by the U.S. Treasury); (2) U.S. Government Agency Securities; (3) corporate debt securities; (4) preferred stock; (5) bank obligations (certificates of deposit and bankers' acceptances); (6) commercial paper; (7) repurchase agreements on U.S. Government and U.S. Government Agency Securities; (8) securities of registered investment companies which invest in fixed income securities.

Weitz & Co. selects fixed income securities whose yield is sufficiently attractive taking into consideration the risk of ownership. In deciding whether the Fixed Income Fund should invest in particular fixed income securities, Weitz & Co. considers a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer. In addition, Weitz & Co. reviews the terms of the fixed income security, including subordination, default, sinking fund, and early redemption provisions. The Fixed Income Fund may invest up to 15% of its total assets in securities rated below BBB by Standard & Poor's Corporation or Baa2 by Moody's Investor's Service or in unrated securities which Weitz & Co. determines are of comparable quality to the rated securities in which the Fund may invest. Fixed income securities rated below BBB or Baa2 are generally known as "junk bonds." The Fixed Income Fund will normally not invest in fixed income securities which are rated below B or B2 or are currently in default. A complete description of the Standard & Poor's and Moody's ratings of debt securities is attached as Appendix A.

The market values of lower-rated and unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated and unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities and thus generally involve more credit risk. Changes in economic conditions or other circumstances may cause issuers of lower-rated or unrated securities to have more difficulty making principal and interest payments than issuers of higher-rated securities.

Changes in the value of lower-rated or unrated securities subsequent to their acquisition will not affect cash income, but will be reflected in the net asset value of shares of the Fixed Income Fund. The market for lower-rated or unrated securities may be less liquid than the market for higher-rated securities. In addition, the liquidity of these lower-rated or unrated securities may be affected by the market's perception of their credit quality. Therefore, the judgment of Weitz & Co. may at times play a greater role in valuing these securities than is the case with investment grade securities. It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities at their fair market value to meet redemption requests or to respond to changes in the market. Although the ratings of established rating agencies may be considered in evaluating a particular security, Weitz & Co. will not rely exclusively on such ratings, but will supplement such ratings with its independent and ongoing review of credit quality.

When Weitz & Co. believes that prevailing abnormal market or economic conditions warrant a temporary defensive investment position, a greater portion or all of the Fixed Income Fund's portfolio may be retained in cash or cash equivalents, such as money market shares and repurchase agreements on U.S. Government securities.

SECURITIES AND OTHER INVESTMENT PRACTICES

The Fixed Income Fund has adopted certain fundamental investment restrictions and other nonfundamental investment policies which are discussed below. Fundamental investment restrictions cannot be changed without a shareholder vote. Nonfundamental investment policies can be changed by a vote of the Trustees of the Trust.

CONVERTIBLE SECURITIES The Fixed Income Fund may invest in securities convertible into common stock. Such convertible securities, frequently unsecured and subordinated to senior corporate debt, may be converted into common stock at a specified price. Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate trends.

U.S. GOVERNMENT OBLIGATIONS A portion of the Fixed Income Fund may be invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of the obligations purchased by the Fixed Income Fund are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, or indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Small Business Administration, the Maritime Administration and the Farmers Home Administration.

While the obligations of many of the agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government. Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the Federal Financing Bank, the Federal Home Loan Banks and the U.S. Postal Service. Others are supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury's authority to purchase their outstanding debt obligations. These U.S. Government sponsored enterprises or agencies include the Federal Home Loan Banks, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Such obligations are not direct obligations of the U.S. Treasury and no assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored enterprises or agencies. Furthermore, with respect to the U.S. Government securities purchased by the Fixed Income Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor do they extend to the value of the Fixed Income Fund's shares. The Fixed Income Fund may invest in these securities if it believes they offer an expected return commensurate with the risks assumed.

Most mortgage-related securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pool are paid off. The actual yield of such securities is influenced by the prepayment experience of the mortgage pool underlying the securities. In periods of declining interest rates, prepayment for the underlying mortgages tend to increase. If the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced and it will be necessary for the Fixed Income Fund to reinvest such prepayment, presumably at a lower interest rate. Although, depending on the length of the mortgages in the pool, mortgage-related securities may have a stated maturity of up to forty years, prepayments on the underlying mortgages will make the effective maturity of the securities shorter. A security based on a pool of forty-year mortgages may have an average life as short as two years. The maturity of mortgage-related securities will be deemed to be the expected effective maturity of the securities.

BANK OBLIGATIONS The Fixed Income Fund may purchase bank obligations, including negotiable certificates of deposit and bankers' acceptances which evidence the obligation of the banking institution to repay funds deposited with it for a specified period of time at a stated interest rate. The Fixed Income Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank's most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation. Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other fixed income securities.

COMMERCIAL PAPER The Fixed Income Fund may purchase commercial paper which consists of short-term unsecured promissory notes. The Fixed Income Fund will purchase only commercial paper rated Prime 1 by Moody's or A-1 by Standard & Poor's, or if not rated, issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by Standard & Poor's or Aa or better by Moody's. See Appendix A for a description of ratings.

FOREIGN SECURITIES The Fixed Income Fund may purchase foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, or are represented by American Depository Receipts which are listed on a domestic securities exchange or traded in the United States over-the-counter market. The Fixed Income Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. The Fixed Income Fund will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio. While the Fixed Income Fund does not intend to invest any significant portion of its assets in foreign securities, it reserves the right to invest not more than 25% of the value of its total assets in the securities of foreign issuers and obligors.

Investors should recognize that investments in foreign companies involve certain risks that are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company than about a domestic company. Some foreign stock markets may have substantially less trading activity than the American securities markets, and securities of some foreign companies may be less liquid than securities of comparable domestic companies. Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic stock markets and foreign governments may impose taxes on securities transactions or ownership. There is generally less governmental regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States. In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

RESTRICTED/ILLIQUID SECURITIES The Fixed Income Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer's securities and which, therefore, could not ordinarily be sold by the Fixed Income Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 or an available exemption from such registration requirements. The Fixed Income Fund will not invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the Fixed Income Fund's net assets. Restricted and illiquid securities will be valued in such manner as the Trustees in good faith deems appropriate to reflect their fair value. The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable. The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

WHEN ISSUED OR FORWARD COMMITMENT TRANSACTIONS The Fixed Income Fund may engage in when issued or forward purchase transactions which involve the purchase or sale of a security by the Fixed Income Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fixed Income Fund at the time of entering into the transaction. To the extent the Fixed Income Fund enters into such forward commitments, it will maintain a segregated account with the custodian with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.

INVESTMENT COMPANY SHARES The Fixed Income Fund may purchase securities of other investment companies subject to the restrictions of the Investment Company Act of 1940. The Fixed Income Fund does not intend to purchase any such securities involving the payment of a front-end sales load, but may purchase shares of investment companies specializing in securities in which the Fixed Income Fund has a particular interest or shares of closed-end investment companies which frequently trade at a discount from their net asset value. Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Fixed Income Fund. Investing in the securities of other investment companies indirectly results in the investor paying not only the advisory and related fees to the Fixed Income Fund, but also advisory fees and other operating expenses of the other investment company.

SHORT SALES The Fixed Income Fund may engage in short sales "against the box." A short sale "against the box" is a form of short sale in which the Fixed Income Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. The segregation of cash or other securities is not required for short sales "against the box." In the event that the Fixed Income Fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the Fixed Income Fund would forego the potential realization of the increased value of the shares held long.

REPURCHASE AGREEMENTS The Fixed Income Fund may invest in repurchase agreements on U.S. Government Securities. Repurchase agreements involve the purchase of U.S. Government Securities and a simultaneous agreement with the seller to "repurchase" the securities at a specified price and time, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, such as one week. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fixed Income Fund but only constitute collateral for the seller's obligation to pay the repurchase price and, in the event of a default by the seller, the Fixed Income Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral. A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government Securities. For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined. The Fixed Income Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price. In an effort to minimize such risks, the Fixed Income Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.

LOANS OF PORTFOLIO SECURITIES The Fixed Income Fund is permitted to engage in securities lending to the extent permitted by SEC policy. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized. The SEC currently permits loans of a mutual fund's securities up to one-third of its assets, including any collateral received from the loan, provided that the loans are 100% collateralized by cash or cash equivalents on a marked to market basis. The principal risk in lending securities is the possibility that invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Fixed Income Fund.

INTEREST RATE FUTURES, BOND INDEX FUTURES AND RELATED OPTIONS THEREON The Fixed Income Fund may utilize interest rate futures and index futures and related options. The Fixed Income Fund will not utilize any hedging strategies using interest rate futures and bond index futures or options thereon which will cause the then aggregate value of all such investments to exceed 10% of the value of the Fixed Income Fund's total assets at the time of the investment after giving effect thereto. See Appendix B hereto for a general discussion of Interest Rate Futures, Bond Index Futures and Related Options and the risks thereof.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Fixed Income Fund's outstanding shares. "Majority" means the lesser of (a) 67% or more of the Fixed Income Fund's outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Fixed Income Fund's outstanding shares.

The Fixed Income Fund may not:

     1. Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

     2. Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     3. Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     4. Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     5. Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     6. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     7. Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

     8. As to 75% of its total assets, invest more than 5% of its total assets taken at market value at the time of a particular purchase in the securities of any one issuer other than U.S. Government securities, nor own more than 10% at the time of and giving effect to, a particular purchase of the outstanding voting securities of any one issuer.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
                          GOVERNMENT MONEY MARKET FUND

CLASSIFICATION

The Government Money Market Fund is a diversified, open-end investment management company as defined in the Investment Company Act of 1940.

INVESTMENT OBJECTIVE AND STRATEGY

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Government Money Market Fund invests substantially all of its assets (not less than 90%) in debt obligations with maturities not exceeding 13 months issued or guaranteed by the U.S. Government and its agencies and instrumentalities and repurchase agreements thereon. The Government Money Market Fund may invest in obligations which are subject to repurchase agreements with any member bank of the Federal Reserve System with assets, surplus and undivided profits of $100,000,000 or more or a primary dealer in U.S. Government securities. As a matter of operating policy, the Government Money Market Fund will not enter into repurchase agreements with more than seven days to maturity if it would result in the investment of more than 10% of the value of the Fund's assets in such repurchase agreements. The Government Money Market Fund may purchase such securities on a when issued or forward commitment basis and will maintain a segregated account with the custodian of cash or liquid U.S. Government obligations in an aggregate amount equal to the amount of its commitment in connection with such purchases.

The Government Money Market Fund may invest in reverse repurchase agreements which involve the temporary transfer of a security in the portfolio of the Government Money Market Fund to another party, such as a bank or broker dealer, in return for cash, and an agreement to buy the security back at a future date and price. The Government Money Market Fund can invest the cash it receives or use it to meet redemption requests. If the Government Money Market Fund reinvests the cash at a rate higher than the cost of the agreement, it may earn additional income. At the same time, the Government Money Market Fund is exposed to greater potential fluctuations in the value of its assets when engaging in reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, the Government Money Market Fund will maintain cash and liquid securities in a segregated account with a value at least equal to its obligations under the agreement.

SECURITIES AND OTHER INVESTMENT PRACTICES

INVESTMENT COMPANY SHARES The Government Money Market Fund may purchase securities of other investment companies subject to the restrictions of the Investment Company Act of 1940. The Government Money Market Fund does not intend to purchase any such securities involving the payment of a front-end sales load, but may invest in other money market funds. Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Government Money Market Fund. Investing in the securities of other investment companies indirectly results in the investor paying not only the advisory and related fees to the Government Money Market Fund, but also advisory fees and other operating expenses of the other investment company.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Government Money Market Fund's outstanding shares. "Majority" means the lesser of (a) 67% or more of the Government Money Market Fund's outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Government Money Market Fund's outstanding shares.

The Government Money Market Fund may not:

     1. Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

     2. Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     3. Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

     4. Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     5. Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     6. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     7. Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

                               PORTFOLIO TURNOVER

The portfolio turnover rate for the Value Fund, Hickory Fund, Partners Value Fund, Balanced Fund and Fixed Income Fund is the ratio of the lesser of annual purchases or sales of securities for the respective Fund to the average monthly value of such securities, excluding all securities for which the maturity or expiration date at the time of the acquisition is one year or less. Because the Government Money Market Fund invests solely in short term securities, portfolio turnover is not relevant. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of securities for a particular year were equal to the average monthly value of the securities owned during such year. The Funds are not expected to have a portfolio turnover rate in excess of 100%. The turnover rate will not be a limiting factor when Weitz & Co. deems portfolio changes appropriate. The higher a portfolio's turnover rate, the higher its expenditures for brokerage commissions and related transaction costs will be.

The portfolio turnover rates for each of the last two years for the Value Fund, Hickory Fund, Partners Value Fund, Balanced Fund and the Fixed Income Fund were as follows:


                               FISCAL YEAR ENDED MARCH 31,
          FUND                   2005               2004
          ----                   ----               ----
          Value                   26%                12%
          Hickory                 58                 50
          Partners Value          22                 11
          Balanced*               50                  5+
          Fixed Income            41                 48


          *    Commenced operations October 1, 2003.
          +    Not annualized

                             MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES

The Board of Trustees of the Trust is responsible for managing the business and affairs of the Trust, including overseeing the Trust's officers, who actively supervise the day to day operations of the Trust. Each Trustee serves until a successor is elected and qualified or until resignation. Each officer is elected annually by the Trustees.


In accordance with recently adopted mutual fund governance requirements of the Securities and Exchange Commission, 75% of the Trustees of The Weitz Funds are independent Trustees within the meaning of the Investment Company Act of 1940. In addition, the Board has elected an independent Trustee to serve as Chair of the Board. The Trustees exercise all of the rights and responsibilities required by the terms of The Trust's Declaration of Trust. The address of all officers and trustees is 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.


The following table sets forth certain information with respect to the Officers and Trustees of the Trust:

                              INTERESTED TRUSTEES*


Wallace R. Weitz (Age: 56)
Position(s) Held with Trust: President; Portfolio Manager; Trustee Length of Service (Beginning Date): The Weitz Funds (and
   certain predecessor funds) - January, 1986
Principal Occupation(s) During Past 5 Years: President, Wallace
   R. Weitz & Company, The Weitz Funds (and certain
   Predecessor funds)
Number of Portfolios Overseen in Fund Complex: 6
Other Directorships: N/A

Thomas R. Pansing (Age: 60)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds (and
   certain predecessor funds) - January, 1986, Principal Occupation(s) During Past 5 Years: Partner,
   Pansing Hogan Ernst & Bachman LLP, a law firm
Number of Portfolios Overseen in Fund Complex: 6
Other Directorships: N/A


*Mr. Weitz is a Director and Officer of Wallace R. Weitz & Company, investment adviser to the Weitz Funds, and as such is considered an "interested person" of the Trust, as that term is defined in the Investment Company Act of 1940 (an "Interested Trustee"). Mr. Pansing performs certain legal services for the investment adviser and The Weitz Funds and, therefore, is also classified as an "Interested Trustee".

                              INDEPENDENT TRUSTEES


Lorraine Chang (Age: 54)
Position(s) Held with Trust: Trustee; Chairman, Board of Trustees
Length of Service (Beginning Date): The Weitz Funds (and
   Certain predecessor funds) - June, 1997
Principal Occupation(s) During Past 5 Years: Partner, The Public
   Strategies Group, a management consulting firm, 1999-Present;
   Independent Consultant 1995-1999
Number of Portfolios Overseen in Fund Complex: 6
Other Directorships: N/A

John W. Hancock (Age: 57)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds (and
   certain predecessor funds) - January, 1986
Principal Occupation(s) During Past 5 Years: Partner, Hancock
   & Dana P.C., an accounting firm
Number of Portfolios Overseen in Fund Complex: 6
Other Directorships: N/A

Richard D. Holland (Age: 84)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds (and
   certain predecessor funds) - June, 1995
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 6
Other Directorships: N/A

Delmer L. Toebben (Age: 75)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds (and
   certain predecessor funds) - July, 1996
Principal Occupation(s) During Past 5 Years: Retired, 1999-
   Present; President, Curzon Advertising & Display, Inc. 1977-
   1999
Number of Portfolios Overseen in Fund Complex: 6
Other Directorships: N/A

Roland J. Santoni (Age: 63)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds - February,
   2004
Principal Occupation(s) During Past 5 Years: Vice President, West
   Development, Inc., a development company, June 2003-Present; Professor of Law, Creighton University, 1977-2003; Of Counsel, Erickson & Sederstrom, a law firm, 1978-2003
Number of Portfolios Overseen in Fund Complex: 6
Other Directorships: Transgenomic, Inc.

Barbara W. Schaefer (Age: 51)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): The Weitz Funds - March
   2005
Principal Occupation(s) During Past 5 Years: Senior Vice
   President-Human Resources and Corporate Secretary, Union
   Pacific Corporation, 2004-present; Senior Vice
   President-Human Resources, Union Pacific Corporation,
   1997-2004
Number of Portfolios Overseen in Fund Complex: 6
Other Directorships: N/A


                                    OFFICERS


Mary K. Beerling (Age: 64)
Position(s) Held with Trust: Vice President, Secretary and Chief
   Compliance Officer
Length of Service (Beginning Date): The Weitz Funds (and
   certain predecessor funds) - July, 1994
Principal Occupation(s) During Past 5 Years: Vice President and
   Chief Compliance Officer, Wallace R. Weitz & Company,
   Vice President and Chief Compliance Officer, The Weitz Funds
   (and certain predecessor funds)

Kenneth R. Stoll (Age: 44)
Position(s) Held with Trust: Vice President and Chief
    Financial Officer
Length of Service (Beginning Date): The Weitz Funds - April,
   2004
Principal Occupation(s) During Past 5 Years: Vice President and Chief Operating Officer, Wallace R. Weitz & Company; Vice President and Chief Financial Officer, The Weitz Funds - April 2004 to Present;
   Partner, PricewaterhouseCoopers LLP, an accounting firm, 1999- 2004; Partner, McGladrey & Pullen LLP, an accounting firm, 1994-1999

COMPENSATION TABLE


The table below includes certain information with respect to compensation of the Trustees of the Trust for the fiscal year ended March 31, 2005. Compensation of the Officers of the Trust is paid by Weitz & Co.



                                            AGGREGATE         TOTAL
                                          COMPENSATION     COMPENSATION
                                              FROM             FROM
                  NAME OF TRUSTEE        THE WEITZ FUNDS   FUND COMPLEX
                  ---------------        ---------------   ------------
                  Lorraine Chang            $ 25,500         $ 25,500
                  John W. Hancock             26,000           26,000
                  Richard D. Holland          26,000           26,000
                  Thomas R. Pansing           23,000           23,000
                  Roland J. Santoni           25,500           25,500
                  Barbara W. Schaefer*             0                0
                  Delmer L. Toebben           26,000           26,000
                  Wallace R. Weitz**             N/A              N/A



   * Became a Trustee in March 2005.
  ** As a Trustee who is also an officer of the investment adviser, Mr. Weitz receives no compensation for his services as a Trustee.


OWNERSHIP OF FUND SHARES BY TRUSTEES


The following table provides the range of ownership of the Board of Trustees of shares of The Weitz Funds as of December 31, 2004.

                               INTERESTED TRUSTEES



                                                          AGGREGATE DOLLAR RANGE
                                                          OF EQUITY SECURITIES IN ALL
                      DOLLAR RANGE OF SECURITIES IN       WEITZ FUNDS OVERSEEN BY
NAME OF TRUSTEE       THE WEITZ FUNDS                     TRUSTEE
-------------------------------------------------------------------------------------
Wallace R. Weitz      Value Fund                          Over $100,000
                        Over $100,000
                      Hickory Fund
                        Over $100,000
                      Partners Value Fund
                        Over $100,000
                      Balanced Fund
                        Over $100,000
                      Fixed Income Fund
                        Over $100,000
                      Government Money Market
                        Over $100,000

Thomas R. Pansing     Value Fund                          Over $100,000
                        Over $100,000


                              INDEPENDENT TRUSTEES


                                                          AGGREGATE DOLLAR RANGE
                                                          OF EQUITY SECURITIES IN ALL
                      DOLLAR RANGE OF SECURITIES IN       WEITZ FUNDS OVERSEEN BY
NAME OF TRUSTEE       THE WEITZ FUNDS                     TRUSTEE
-------------------------------------------------------------------------------------
Lorraine Chang        Partners Value Fund                 Over $100,000
                        Over $100,000

John W. Hancock       Value Fund                          Over $100,000
                        Over $100,000
                      Hickory Fund
                        $1-$10,000
                      Partners Value Fund
                        Over $100,000
                      Balanced Fund
                        Over $100,000
                      Fixed Income Fund
                        $1-$10,000

Richard D. Holland    Value Fund                          Over $100,000
                        Over $100,000
                      Partners Value Fund
                        Over $100,000
                      Fixed Income Fund
                        Over $100,000
                      Government Money Market
                        Over $100,000

Delmer L. Toebben     Balanced Fund                       $50,001-$100,000
                        $50,001-$100,000

Roland J. Santoni     Partners Value Fund                 Over $100,000
                        Over $100,000
                      Balanced Fund
                        $50,001-$100,000
                      Fixed Income Fund
                        $50,001-$100,000

Barbara W. Schaefer*  Partners Value Fund                 $10,001-$50,000
                        $10,001-$50,000



* Became a Trustee in March, 2005.

OTHER INFORMATION CONCERNING THE BOARD OF TRUSTEES


BOARD COMMITTEES The Board has established an Audit Committee and a Corporate Governance Committee, both of which are composed solely of all of the independent Trustees of the Trust. The Audit Committee reviews the audit plan and results of audits, preapproves certain fees and generally monitors the performance of the Funds' independent certified public accountants. The Audit Committee also serves as a Valuation Committee, overseeing the Funds' procedures on valuation of portfolio securities. During the fiscal year ended March 31, 2005, the Audit Committee met four times.

The Corporate Governance Committee performs various tasks related to Board governance procedures, including, without limitation, periodically reviewing Board composition and Trustee compensation, reviewing the responsibilities of Board committees and the need for additional committees, making nominations for independent trustee membership on the Board of Trustees and evaluating candidates' qualifications for Board membership and their independence from Weitz & Co. The Committee will consider nominees recommended by shareholders of the Funds. Any such recommendations must be submitted in writing to Weitz Funds, 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124, Attention: Mary Beerling, Secretary. During the fiscal year ended March 31, 2005, the Corporate Governance Committee met three times.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE CONTINUATION OF THE MANAGEMENT AND INVESTMENT ADVISORY CONTRACTS WITH WALLACE R. WEITZ & COMPANY In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Management and Investment Advisory Contracts (the "Agreements") with Weitz & Co. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of Weitz & Co. to furnish to the Trustees such information that is responsive to their request. Accordingly, in determining whether to renew the Agreements between the Funds and Weitz & Co., the Board of Trustees requested, and Weitz & Co. provided, information and data relevant to the Board's consideration. This included materials prepared by Weitz & Co. and materials prepared by an independent firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and Weitz & Co. that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board of Trustees most recently considered the continuation of the Agreements at their in-person meeting held on May 3, 2005. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to continue the Agreements. The Board met during the meeting directly with representatives of Weitz & Co. and reviewed various factors with them concerning the proposed continuation of the Agreements. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other funds in the Funds' peer group on a long-term basis and over shorter time periods. The

Board took note of the fact that the performance results achieved by Weitz & Co. for the Funds was favorable on both a short-term and on a long-term basis and that Weitz & Co. produced these results in a manner consistent with the stated investment objectives and policies of each of the Funds. With respect to the equity funds managed by Weitz & Co., the Board discussed with management the fact that Weitz & Co. maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to compare differently when compared to similar funds for similar time periods. In connection with this, the Board took note of management's stated position that achieving favorable long-term investment results is a primary objective of the firm. The Board also took note of the long-term relationship between Weitz & Co. and the Funds and the efforts that had been undertaken by Weitz & Co. to foster the growth and development of the Funds since the inception of each of the Funds. In addition, the Board compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size and investment objective. The Board also considered the fact that the Funds' advisory fees for the equity funds are subject to breakpoints which result in reduced investment advisory fees as assets increase, and the Board agreed that this type of fee structure is reasonable and fair to shareholders. They noted the range of investment advisory and administrative services provided by Weitz & Co. to the Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services. They also took note of the fact that the Funds are not subject to sales charges or Rule 12b-1 fees and that Weitz & Co. bears a substantial portion of the costs associated with the Funds' participation in various "no-transaction fee", or "fund supermarket", programs. The Board also reviewed financial information concerning Weitz & Co. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz & Co., and the financial soundness of Weitz & Co. as demonstrated by the financial information provided. The Board further reviewed Weitz & Co.'s brokerage practices, including its soft dollar arrangements and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds, their respective compensation arrangements and their overall management of each of the Funds. The Board also considered information regarding the fees that Weitz & Co. charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

The Board then undertook a review of the proposed renewal of the Agreements with respect to each Fund separately, noting the applicable investment objectives, strategies and fee arrangements for each Fund, and noting Weitz & Co.'s investment expertise and the investment strategies utilized by the Weitz & Co. with respect to each of the Funds. In considering the investment advisory fees applicable to each of the Funds, the Board discussed with representatives of Weitz & Co. their reasons for assessing the applicable fees in connection with each of the Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category.


In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the performance of the Funds, the commitment of Weitz & Co. to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period.

PROXY VOTING POLICY

The Trust has delegated proxy voting decisions on securities held in the Trust's portfolios to Wallace R. Weitz & Company, the investment adviser. Weitz & Co. has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") which provide that proxies on securities will be voted for the exclusive benefit, and in the best economic interest of, the Trust's shareholders, as determined by the investment adviser in good faith, subject to any restrictions or directions of the Trust. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Investment Advisers Act of 1940, as well as the investment adviser's fiduciary duties under the federal and state law to act in the best interest of its clients. The Board of Trustees of the Trust has approved the Proxy Voting Policies.

On certain routine proposals (such as those which do not change the structures, bylaws or operations of a company), Weitz & Co. will generally vote in the manner recommended by management. Non-routine proposals (such as those affecting corporate governance, compensation and other corporate events) and shareholder proposals will generally be reviewed on a case-by-case basis. An investment analyst/portfolio manager will review each such proposal and decide how the proxy will be voted. With respect to all non-routine proposals and shareholder proposals, if a decision is made to consider voting in a manner other than that recommended by management, the analyst/portfolio manager will make a recommendation to a committee comprised of all investment analysts and portfolio managers (the "Proxy Voting Committee") as to how to vote the proxy and the Proxy Voting Committee will make the final determination as to how to vote the proxy in the best economic interests of the client.

In certain circumstances where, for example, restrictions on ownership of a particular security beyond Weitz & Co.'s control make it impossible for Weitz & Co. to acquire as large a position in that security as Weitz & Co. determines is in the best interests of its clients, Weitz & Co. may, from time to time, enter into a Voting Agreement with an issuer of securities held in the account of a client which provides that the issuer will vote certain of the issuer's proxies. Weitz & Co. will enter into such Agreements only when it determines that it is in the best interests of the client to do so. Any such Agreement will provide that any shares subject to the Agreement be voted by the issuer in a manner that mirrors the votes cast on such matter by all other shareholders.

If Weitz & Co. determines that voting a particular proxy would create a material conflict of interest between its interest or the interests of any of its affiliated parties and the interests of the Trust, Weitz & Co. will either (i) disclose such conflict of interest to the Corporate Governance Committee of the Board of Trustees and obtain the consent of the committee before voting the proxy; (ii) vote such proxy based upon the recommendations of an independent third party such as a proxy voting service; or (iii) delegate the responsibility for voting the particular proxy to the Corporate Governance Committee of the Board of Trustees.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available: (1) on the Funds' website at http://www.weitzfunds.com, and (2) on the SEC's website at http://www.sec.gov.


PORTFOLIO MANAGEMENT

PORTFOLIO MANAGERS

PORTFOLIO MANAGERS. Wallace R. Weitz serves as Portfolio Manager for the Value Fund, Partners Value Fund and Hickory Fund. Bradley P. Hinton serves as Portfolio Manager for the Balanced Fund and Thomas D. Carney serves as Portfolio Manager for the Fixed Income Fund. The following table lists the number and types of other accounts managed by each individual and assets under management in those accounts as of March 31, 2005:



                                                                                                            TOTAL
                    OTHER REGISTERED     ASSETS      OTHER POOLED      ASSETS                  ASSETS       ASSETS
                       INVESTMENT       MANAGED       INVESTMENT      MANAGED *     OTHER     MANAGED *    MANAGED *
PORTFOLIO MANAGER  COMPANY  ACCOUNTS  ($ MILLIONS) VEHICLE ACCOUNTS ($ MILLIONS)  ACCOUNTS  ($ MILLIONS) ($ MILLIONS)
---------------------------------------------------------------------------------------------------------------------
Wallace R. Weitz          None            N/A            Two          $ 230.2       Three      $ 115.2       $ 345.4
Bradley P. Hinton         None            N/A            One          $     0 **    None           N/A           N/A
Thomas D. Carney          None            N/A            Two          $  50.6        One       $   6.1       $  56.7



   * If an account has a co-portfolio manager, the total number of accounts and assets, have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.
  ** One pooled investment vehicle advised by Weitz & Co. commenced operations as of April 1, 2005.


PORTFOLIO MANAGER CONFLICTS OF INTEREST

As indicated in the table above, portfolio managers at Weitz & Co. may manage accounts for multiple clients. While the portfolio managers do not manage other registered investment companies, certain portfolio managers do manage other types of pooled accounts (such as private investment funds), and a small number of separate accounts (I.E., accounts managed on behalf of individuals or public or private institutions). Portfolio managers at Weitz & Co. make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Weitz & Co. does not track the time a portfolio manager spends on a single portfolio, it does periodically access whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Weitz & Co. seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Most accounts within a particular investment discipline are managed using the same investment model. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Weitz & Co. may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary.

To the extent that trade orders are aggregated, conflicts may arise when aggregating and/or allocating aggregated trades. Weitz & Co. may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary. When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

Weitz & Co. has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. Weitz & Co. monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings, and compliance with Weitz & Co.'s Code of Ethics.

PORTFOLIO MANAGER COMPENSATION

Portfolio manager compensation is comprised of salary and bonus. Compensation is not linked to any specific factors, such as a Fund's performance, asset level or cash flows, but is based upon evaluation of an individual's overall contribution to the research and portfolio management processes. Although amounts available for portfolio manager bonuses may be affected by firm profits, bonuses are generally based upon a subjective evaluation of the individual's overall contribution to the success of Weitz & Co.


PORTFOLIO MANAGER FUND OWNERSHIP

The dollar range of equity securities beneficially owned by the Funds' portfolio managers in the Fund(s) they manage as of March 31, 2005 is as follows:



                                     DOLLAR RANGE OF EQUITY SECURITIES
              PORTFOLIO MANAGER              BENEFICIALLY OWNED
              -----------------------------------------------------------
              Wallace R. Weitz     Value Fund             Over $1,000,000
                                   Partners Value Fund    Over $1,000,000
                                   Hickory Fund           Over $1,000,000
                                   Balanced Fund*         Over $1,000,000

              Bradley P. Hinton    Balanced Fund          $100,001-$500,000

              Thomas D. Carney     Fixed Income Fund      $50,001-$100,000



* As of March 31, 2005, Wallace R. Weitz and Bradley P. Hinton were co-portfolio managers of the Balanced Fund. Effective, July 30, 2005, Bradley P. Hinton became the sole portfolio manager of the Balanced Fund.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures concerning the public and nonpublic disclosure of the Funds' portfolio securities. In order to protect the confidentiality of the Funds' portfolio holdings, information regarding those holdings may not, as a general matter, be disclosed except: (1) to service providers that require such information in the course of performing their duties (such as the Funds' investment adviser, administrator, custodian, independent public accountants, legal counsel, officers, the Board of Trustees, and each of their respective affiliates) and that are subject to a duty of confidentiality, and (2) pursuant to certain enumerated exceptions. These exceptions include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed, and (2) to third-party vendors, such as Morningstar, Inc., Lipper Analytical Services, and other financial intermediaries, pursuant to a confidentiality agreement. A complete list of the Funds' portfolio holdings is publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q. The Fund also makes available certain additional information regarding its portfolio holdings on its website, www.weitzfunds.com.

Whenever portfolio holdings disclosure made pursuant to the Funds' procedures involves a conflict of interest between the Funds' shareholders and the Funds' Adviser or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Trust's Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure. Neither the Fund nor the Adviser may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

Any exceptions to the policies and procedures may only be made with the consent of the Trust's chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board's next regularly scheduled meeting. Any amendments to the Trust's policies and procedures must be approved and adopted by the Trust's Board of Trustees.


                         PRINCIPAL HOLDERS OF SECURITIES

As of June 30, 2005 the officers and trustees of the Trust collectively owned the amounts of each Fund set forth below. Also as of that date, the following persons owned 5% or more of a Fund.

VALUE FUND The officers and trustees of the Fund collectively owned shares or % of the Value Fund's outstanding shares.



NAME AND ADDRESS                                  SHARES           PERCENT OWNED
----------------                                  ------           -------------
                                                                        %

                                                                        %

NAME AND ADDRESS                                  SHARES           PERCENT OWNED
----------------                                  ------           -------------
                                                                        %



HICKORY FUND The officers and trustees of the Hickory Fund collectively owned shares or % of the Hickory Fund's outstanding shares.



NAME AND ADDRESS                                  SHARES           PERCENT OWNED
----------------                                  ------           -------------
                                                                        %

                                                                        %



PARTNERS VALUE FUND The officers and trustees of the Partners Value Fund collectively owned shares or % of the Partners Value Fund's outstanding shares.



NAME AND ADDRESS                                  SHARES           PERCENT OWNED
----------------                                  ------           -------------
                                                                        %

                                                                        %



BALANCED FUND The officers and trustees of the Balanced Fund collectively owned shares or % of the Balanced Fund's outstanding shares.



NAME AND ADDRESS                                  SHARES           PERCENT OWNED
----------------                                  ------           -------------
                                                                        %



FIXED INCOME FUND The officers and trustees of the Fixed Income Fund collectively owned shares or % of the Fixed Income Fund's outstanding shares.



NAME AND ADDRESS                                  SHARES           PERCENT OWNED
----------------                                  ------           -------------
                                                                        %

                                                                        %

NAME AND ADDRESS                                  SHARES           PERCENT OWNED
----------------                                  ------           -------------
                                                                        %



GOVERNMENT MONEY MARKET FUND The officers and trustees of the Government Money Market Fund collectively owned shares or % of the Government Money Market Fund's outstanding shares.



NAME AND ADDRESS                                  SHARES           PERCENT OWNED
----------------                                  ------           -------------
                                                                        %

                                                                        %


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER AND DISTRIBUTOR

Wallace R. Weitz & Company, a Nebraska corporation whose stock is owned primarily by Wallace R. Weitz, is the investment adviser for each Fund. Weitz Securities, Inc., a Nebraska corporation wholly owned by Wallace R. Weitz, distributes the shares of the Funds on a continuous basis without compensation from the Funds.

The Value Fund, Hickory Fund and Partners Value Fund pay Weitz & Co., on a monthly basis, an annual advisory fee based upon the following break-point schedule:

                      AVERAGE DAILY NET ASSET BREAK POINTS

                              LESS THAN OR
           GREATER THAN         EQUAL TO        RATE
          ---------------    ---------------    ----
          $             0    $ 2,500,000,000    1.00%
            2,500,000,000      5,000,000,000    0.90%
            5,000,000,000                       0.80%

The Balanced Fund pays Weitz & Co., on a monthly basis, an annual advisory fee equal to 0.80% of the Balanced Fund's average daily net assets.

The Fixed Income Fund and the Government Money Market Fund pay Weitz & Co., on a monthly basis, an annual advisory fee equal to 0.50% of the respective Fund's average daily net assets.

The total investment advisory fees paid for each of the last three years were as follows:



                                             FISCAL YEAR ENDED MARCH 31,
          FUND                           2005            2004           2003
          ----                           ----            ----           ----
          Value                      $ 41,197,621    $ 37,473,801   $ 33,625,052
          Hickory                       3,039,939       2,316,235      2,316,754
          Partners Value               27,484,621      26,834,018     24,634,770
          Balanced*                       322,828          62,273            N/A
          Fixed Income                    658,399         315,456        255,012
          Government Money Market**       223,893         300,011        299,148



 *   Commenced operations October 1, 2003.
** After the investment adviser waived fees, the Government Money Market Fund paid advisory fees in the amounts of $111,947, 150,006 and $149,574 for the fiscal years ended March 31, 2005, 2004 and 2003, respectively.


Weitz & Co. is responsible for selecting the securities for each Fund. In addition, Weitz & Co. also provides certain management and other personnel to the Funds. Weitz & Co. also pays any sales or promotional costs incurred in connection with the sale of the Funds' shares.


The Trust pays all expenses of operations not specifically assumed by Weitz & Co. Such costs include, without limitation: costs and expenses related to custodial, administrative, transfer agent and sub-transfer agent services; fees of legal counsel and independent public accountants; compensation of trustees (other than those that are also officers of Weitz & Co.); expenses of printing and distributing to shareholders notices, proxy solicitation material, prospectuses and reports; brokerage commissions; taxes; interest; payment of premiums for certain insurance carried by the Trust; and expenses of complying with federal, state and other laws. Such expenses will be charged to the Fund for which such items were incurred, but if such items are not directly related to a Fund, they will be allocated among the Funds based upon the relative net assets of the Fund.


The investment advisory agreements provide that neither Weitz & Co. nor any of its officers or trustees, agents or employees will have any liability to the Trust or its shareholders for any error of judgment, mistake of law or any loss arising out of any investments, or for any other act or omission in the performance of its duties as investment adviser under the agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by the investment adviser of its obligations under the agreements. The federal and state securities laws and other laws may impose liability under certain circumstances on persons who act in good faith. Nothing in the investment advisory agreements waives or limits any rights under such laws. Weitz & Co. has contractually retained all rights to use the name "Weitz" by the Funds and the Trust. If the Funds were to contract with another investment adviser, the Funds could be required to change their names.


Weitz & Co. has voluntarily agreed to reimburse the Value Fund, Hickory Fund and Partners Value Fund or to pay directly a portion of the respective Fund's expenses to the extent that a

Fund's total annual operating expenses, excluding interest, taxes and brokerage commissions, exceed 1.50% of the respective Fund's average daily net assets. Weitz & Co. has also voluntarily agreed to reimburse the Balanced Fund or to pay directly a portion of the Balanced Fund's expenses to the extent that the Balance Fund's total annual operating expenses, excluding interest, taxes and brokerage commissions, exceed 1.25% of the Balanced Funds' average daily net assets. Weitz & Co. has also voluntarily agreed to waive a portion of its management fee, to the extent that total annual operating expenses for the Fixed Income Fund and the Government Money Market Fund exceed 0.75% and 0.50%, respectively, of the Fund's average daily net assets. These voluntary fee waivers can be terminated at any time.


ADMINISTRATOR

Weitz & Co. is also the administrator for the Funds in accordance with an Administration Agreement with the Trust. Under the agreement, each Fund pays the administrator, on a monthly basis, an annual fee, based upon the following break-point schedule:

                      AVERAGE DAILY NET ASSET BREAK POINTS

                               LESS THAN OR
              GREATER THAN       EQUAL TO      RATE     MINIMUM
             --------------   -------------   ------   ---------
             $            0   $  25,000,000    0.200%  $  25,000
                 25,000,000     100,000,000    0.175%
                100,000,000                    0.100%

Services provided under the Administration Agreement include, without limitation, customary services related to fund accounting, recordkeeping, compliance, registration, transfer agent and dividend disbursing.

For the period April 1, 2000 through July 31, 2003, the Value Fund, Hickory Fund, Partners Value Fund, Fixed Income Fund and Government Money Market Fund paid the administrator, on a monthly basis, an annual fee, based upon the following break-point schedule:

                      AVERAGE DAILY NET ASSET BREAK POINTS

                               LESS THAN OR
              GREATER THAN       EQUAL TO      RATE     MINIMUM
             --------------   -------------   ------   ---------
             $            0   $  25,000,000    0.200%  $  25,000
                 25,000,000     100,000,000    0.175%
                100,000,000     500,000,000    0.150%
                500,000,000                    0.050%

The total administrative fees paid to the administrator for each of the last three fiscal years were as follows:



                                                FISCAL YEAR ENDED MARCH 31,
             FUND                           2005           2004          2003
             ----                           ----           ----          ----
             Value                       $ 4,380,988   $  3,529,903   $  2,260,423
             Hickory                         385,246        331,203        378,762
             Partners Value                2,857,321      2,517,799      1,769,018
             Balanced*                        76,853         16,820            N/A
             Fixed Income**                  212,772        116,660         95,504
             Government Money Market***       84,613        111,254        110,952



* Commenced operations October 1, 2003. As a result of an expense limitation agreement with Weitz & Co., the Balanced Fund did not pay any administrative fees during the fiscal year ended March 31, 2004.
** After the administrator waived fees, the Fixed Income Fund paid administrative fees in the amounts of $200,876, $33,729 and $14,394 for the fiscal years ended March 31, 2005, 2004 and 2003, respectively.
*** After the administrator waived fees, the Government Money Market Fund paid administrative fees in the amounts of $18,133, $17,767 and $15,786 for the fiscal years ended March 31, 2005, 2004 and 2003, respectively.


SUB-TRANSFER AGENT

Weitz & Co. has contracted with Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 to serve as a sub-transfer agent for the Funds.

CUSTODIAN

The Funds' custodian is Wells Fargo Bank Minnesota, National Association, Sixth and Marquette, Minneapolis, Minnesota 55479-0001. The custodian has custody of all securities and cash of each of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties as directed by officers of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Funds' independent registered public accounting firm is Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202.

LEGAL COUNSEL

The Funds' legal counsel is Dechert, LLP, 1775 Eye Street N.W., Washington DC 20006-2401.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Weitz & Co. is responsible for recommendations on buying and selling securities for the Funds and for determinations as to which broker is to be used in each specific transaction. Weitz & Co.

attempts to obtain from brokers the most favorable price and execution available. In over-the-counter transactions, orders are generally placed with a principal market maker unless Weitz & Co. determines that a better price and execution can be obtained using a broker. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and determining the most favorable price and execution, all factors relevant to the best interest of the Funds are considered, including, for example, price, the size of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Subject to these considerations, Weitz & Co. may place orders for the purchase or sale of the Funds' securities with brokers or dealers who have provided research, statistical or other financial information.

Because of such factors, most of which are subject to the best judgment of Weitz & Co., Weitz & Co. may pay a broker providing brokerage and research services to the Funds a commission or commission equivalent for a securities transaction that is higher than the commission or commission equivalent another broker would have charged, provided that Weitz & Co. has determined in good faith that the amount of such commission or commission equivalent is reasonable in relation to the value of the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the broker's ability to execute difficult transactions in the future. Research services furnished by brokers through whom Weitz & Co. effects securities transactions are used by Weitz & Co. in servicing all of its accounts and are not used exclusively with respect to transactions for the Funds.

Brokerage and research services may include, among other things, information on the economy, industries, individual companies, statistical information, accounting and tax law interpretations, legal developments affecting portfolio securities, technical market action, credit analysis, risk measurement analysis and performance analysis. Such research services are received primarily in the form of written reports, telephone contacts and occasional meetings with securities analysts. Such research services may also be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokesmen. In some cases, research services are generated by third parties, but are provided to Weitz & Co. by or through brokers.

In the case where Weitz & Co. may receive both brokerage and research and other benefits from the services provided by brokers, Weitz & Co. makes a good faith allocation between the brokerage and research services and other benefits and pays for such other benefits in cash.

Weitz & Co. may aggregate orders for the purchase or sale of the same security for the Funds and other advisory clients. Weitz & Co. will only aggregate trades in this manner if all transaction costs are shared equally by the participants on a pro-rata basis. Such aggregate trading allows Weitz & Co. to execute trades in a more timely and equitable manner and to reduce overall commission charges to clients. Weitz & Co. may include its own proprietary accounts in such aggregate trades. Weitz & Co. will only execute such a trade subject to its duty of obtaining the best execution of the trade from the broker selected.

During each of the last three fiscal years, the Funds paid the following brokerage commissions for securities transactions:


                                                FISCAL YEAR ENDED MARCH 31,
             FUND                           2005           2004          2003
             ----                           ----           ----          ----
             Value                       $  3,673,068  $  2,767,299   $  2,906,681
             Hickory                          585,391       514,471      1,257,274
             Partners Value                 2,658,660     1,954,030      2,336,607
             Balanced*                         26,081         8,397            N/A
             Fixed Income                       1,550         2,261          1,000
             Government Money Market                0             0              0


             * Commenced operations October 1, 2003.

                       ORGANIZATION AND CAPITAL STRUCTURE

GENERAL

The Trust is a Delaware statutory trust organized on August 4, 2003 and is registered under the Investment Company Act of 1940 as an open-end management investment company, commonly known as a mutual fund. The Trust currently has six investment series, the Value Fund, Hickory Fund, Partners Value Fund, Balanced Fund, Fixed Income Fund and Government Money Market Fund. The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

The Trust is authorized to issue an indefinite number of shares of beneficial interest. All shares, when issued, are fully paid, non-assessable, redeemable and fully transferable. All shares, which have no preemptive or conversion rights, have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share.

On certain issues, such as the election of trustees, all shares of the Trust vote together. The shareholders of a particular Fund, however, would vote separately on issues affecting only that particular Fund, such as the approval of a change in a fundamental investment restriction for that Fund.

SHAREHOLDER MEETINGS

Although the Funds may hold periodic shareholder information meetings, annual meetings of shareholders will not be held unless required by the Investment Company Act of 1940 or at the direction of the Board of Trustees of the Trust. Among other things, the Investment Company Act of 1940 requires a shareholder vote for amendments to a Fund's fundamental investment policies and investment advisory agreement.

                                PURCHASING SHARES

See "Purchasing Shares" in the Prospectus for basic information on how to purchase shares of the Funds.

To purchase shares, you should complete a Purchase Application and transfer funds for the purchase either by sending a check or a wire transfer to the Trust. The Trust does not accept cash, money orders, travelers' checks, third-party checks, credit card convenience checks, instant loan checks, post-dated checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks. The price paid for the shares purchased will be the next determined net asset value after the Trust receives the application and payment for the shares. All purchase orders are subject to acceptance by authorized officers of the Trust and are not binding until so accepted. The net asset value of a Fund's shares is determined once each day generally at the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central time) on days on which the New York Stock Exchange is open for business. If the completed order is received in good order before such time, the order will be effective on that day. If the completed order is received in good order after such time the order will be effective on the following business day.

Shares of the Funds may also be purchased through certain broker-dealers or other financial intermediaries that have entered into selling agreements or related arrangements with Weitz & Co. or its affiliates. If you invest through such entities, you must follow their procedures for buying and selling shares. Such broker-dealers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Funds. If the broker-dealer or financial intermediary submits trades to the Funds, the Funds will use the time of day when such entity or its designee receives the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after acceptance. The broker-dealer or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients.

Weitz & Co. may, from time to time, make payments to broker-dealers or other financial intermediaries for certain services to the Funds and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing.

YOU SHOULD PURCHASE SHARES OF THE FUNDS ONLY IF YOU INTEND TO BE A PATIENT LONG-TERM INVESTOR. The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. Frequent trading into and out of a Fund can have adverse consequences for that Fund and for long-term shareholders in the Fund. The Weitz Funds (the "Trust") believes that frequent or excessive short-term trading activity by shareholders of a Fund may be detrimental to long-term investors because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Funds to maintain larger cash positions than would otherwise be necessary;
(c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability. The Trust therefore discourages frequent purchase and redemptions by shareholders and it does not make any effort to accommodate this practice. To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Funds to curtail frequent or excessive short-term trading by shareholders. At the present time the Trust does not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into any of the Funds. The Trust reserves the right, however, to impose certain limitations at any time with respect to trading in shares of the Funds, including suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of the Trust, has been or may be disruptive to the Funds. The Funds' ability to detect and prevent any abusive or excessive short-term trading may be limited to the extent such trading involves Fund shares held through omnibus accounts of a financial intermediary.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each customer (as defined in the Department of Treasury's Customer Identification Program for Mutual Funds) who opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: the Funds must obtain the following information for each customer prior to opening an account:

     -    Name;
     -    Date of birth (for individuals);
     -    Physical residential address (not post office boxes); and
     - Taxpayer Identification Number such as Social Security Number or other identifying number.


Following receipt of your information, the Funds will follow its Customer Identification Program to attempt to verify your identity. You may be asked to provide certain other documentation (such as a driver's license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons. The Funds will also follow its Customer Identification Program to obtain, verify and record the identity of persons authorized to act on accounts for such non-natural persons. Any documents requested in connection with the opening of an account will be utilized solely to establish the identity of customers in accordance with the requirements of law. Federal law prohibits the Funds and other financial institutions from opening accounts unless the minimum identifying information is received. The Funds are also required to verify the identity of the new customer under the Funds' Customer Identification Program and may be required to reject a new account application, close your account or take other steps as they deem reasonable if the Funds are unable to verify your identity. If an account is closed, the shares in that account will be redeemed at the net asset value determined on the redemption date.


                                PRICING OF SHARES

The net asset value per share of the Value Fund, Hickory Fund, Partners Value Fund, Balanced Fund and Fixed Income Fund is determined once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m., Central Time) on days on which the New York Stock Exchange is open for business. Currently the New York Stock Exchange and the Funds are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share is determined by calculating the market value of all the respective Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. In calculating the net asset value of a Fund's shares:

     1. Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price;

     2. Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices;

     3. The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors;

     4. The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices; and

     5. The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Fund's Board of Trustees.

Certain securities the Funds may own may be valued at fair value as determined in good faith by the Trustees or by Weitz & Co., as Adviser, in accordance with policies and procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with the disposition). In addition, such specific factors are also generally considered such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

The Securities and Exchange Commission adopted Rule 2a-7 under the Investment Company Act of 1940 which permits the Trust to compute the Government Money Market Fund's net asset value per share using the amortized cost method of valuing portfolio securities. As a condition for using the amortized cost method of valuation, the Board of Trustees must establish procedures to stabilize the Government Money Market Fund's net asset value at $1.00 per share. These procedures include a review by the Board of Trustees as to the extent of any deviation of net asset value based on available market quotations from the Government Money Market Fund's $1.00 amortized cost value per share. If such deviation exceeds $.005, the Board of Trustees will consider what action, if any, should be initiated to reasonably eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. In addition, the Government Money Market Fund must maintain a dollar-weighted average portfolio maturity appropriate to its investment objective, but in any event, not longer than 90 days, must limit portfolio investments to those instruments which the Board of Trustees determines present minimal credit risks, and must observe certain other reporting and recordkeeping procedures.

Under the amortized cost method of valuation, a security is initially valued at cost on the date of purchase and, thereafter, any discount or premium is amortized on a straight-line basis to maturity, regardless of the effect of fluctuating interest rates or the market value of the security. Accordingly, U.S. Government obligations held by the Government Money Market Fund will be valued at their amortized cost, which normally will be their face amount. Other assets and securities are valued at a fair value determined, in good faith, by the Board of Trustees.

The amortized cost method of valuation may result in some dilution of a shareholder's interest in the Government Money Market Fund insofar as general market increases and decreases of interest rates usually have an inverse effect on the value of debt instruments. However, the significance of the effect of such general market increases and decreases in interest rates directly corresponds to the maturity of the debt instruments, that is, the change in the market value of the underlying debt instruments and the corresponding change in the premium or discount of such instruments is greater when maturities are larger and less when maturities are shorter.

                              REDEMPTION OF SHARES

Redemption of a Fund's shares may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings,
(b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds to fairly determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that the applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions described in (b) or (c) exist.

The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, which obligates the Trust to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of a Fund. If Weitz & Co. determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing a Fund's net asset value per share (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

                                    TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of a Fund's shares. This discussion does not purport to be complete or to deal with all the aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund's shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUNDS

The Trust intends to qualify each of the Funds as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that the Funds will not have to pay federal income tax on capital gains and net investment income distributed to shareholders. To qualify as a regulated investment company, a fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts. The Code also requires a regulated investment company to diversify its holdings. This means that with respect to 50% of a fund's assets, on the last day of each fiscal quarter, no more than 5% of a fund's total assets can be invested in the securities of any one issuer and the fund cannot own more than 10% of the outstanding voting securities of such issuer. Additionally, a fund may not invest more than 25% of its total assets in the securities of any one issuer. This diversification test is in contrast to the diversification test under the Investment Company Act of 1940 which, with respect to 75% of a fund's assets, restricts a fund from investing more than 5% of its total assets in the securities of any one issuer or owning more than 10% of the voting securities of such issuer. The Fixed Income Fund and Government Money Market Fund are diversified under both the Investment Company Act of 1940 and the Code, while the Value Fund, Hickory Fund, Partners Value Fund and Balanced Fund are each non-diversified under the Investment Company Act of 1940, but diversified under the Code. The Internal Revenue Service has not made its position clear regarding the treatment of options for purposes of the diversification test, and the extent to which a Fund could buy or sell futures contracts and options may be limited by this requirement.

The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end. The required distributions are based only on the taxable income of a regulated investment company.

DISTRIBUTIONS IN GENERAL

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Funds to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from a U.S. corporation, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applied to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a statement as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Funds, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Funds just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Funds in October, November or December of that year with a record date in such a month and paid by the Funds during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.


Tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. The Funds will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a 61-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions resulting from income from the Funds' investments in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment companies are not treated as "qualified foreign corporations." Foreign tax credits associated with dividends from "qualified foreign corporations" will be limited to reflect the reduced U.S. tax on those dividends.

DISPOSITIONS

Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. If the shareholder has held the shares as a capital asset for more than 12 months, the maximum current federal income tax rate is 15%. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will need to be adjusted by the shareholder to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

BACKUP WITHHOLDING

The Funds generally will be required to withhold federal income tax at the applicable rate ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and/or redemption proceeds to shareholders if (1) the shareholder fails to furnish the Funds with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation.

FUND INVESTMENTS

MARKET DISCOUNT. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of the market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income or account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to what would have occurred if the Fund had not engaged in such transactions.

CONSTRUCTIVE SALES. Under certain circumstances, a Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment generally does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

ALTERNATIVE MINIMUM TAX. While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings. The Funds will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

                         CALCULATION OF PERFORMANCE DATA

The Value Fund, Hickory Fund, Partners Value Fund and Balanced Fund may include their respective total return in advertisements or reports to shareholders or prospective investors. Total return is the percentage change in the net asset value of a Fund share over a given period of time, with dividends and distributions treated as reinvested. Performance of the Value Fund, Hickory Fund, Partners Value Fund and Balanced Fund may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Cumulative total return is the actual total return of an investment in the respective Fund over a specific period of time and does not reflect how much of the value of the investment may have fluctuated during the period of time indicated. Average annual total return is the annual compound total return of the respective Fund over a specific period of time that would have produced the cumulative total return over the same period if the Fund's performance had remained constant throughout the period.

From time to time the Balanced Fund and Fixed Income Fund may quote yield in advertisements or in reports and other communications to shareholders. For this purpose, yield is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on a Fund's securities; it is net of all expenses. The yield calculation assumes that net investment income earned over 30 days is compounded semiannually and then annualized. Methods used to calculate advertised yields are standardized for all bond mutual funds. However, these methods differ from the accounting methods used by the Funds to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to a shareholder's account. The respective Fund's net investment income changes in response to fluctuations in interest rates and in the expenses of the Fund. Consequently, any given quotation should not be considered as representative of what the respective Fund's yield may be for any specified period in the future.

Yield information may be useful in reviewing the Balanced Fund's and Fixed Income Fund's performance and for providing a basis for comparison with other investment alternatives. However, the Balanced Fund's and Fixed Income Fund's yield will fluctuate, unlike other investments which pay a fixed yield for a stated period of time. Current yield should be considered together with fluctuations in the Balanced Fund's and Fixed Income Fund's net asset value over the period for which yield has been calculated, which, when combined, will indicate the Balanced Fund's and Fixed Income Fund's total return to shareholders for that period. In addition, investors should give consideration to the quality and maturity of the securities owned by the respective Fund when comparing investment alternatives.


Investors should recognize that in periods of declining interest rates the yield of the Balanced Fund and the Fixed Income Fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yield of the Balanced Fund and Fixed Income Fund will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Balanced Fund or Fixed Income Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Balanced Fund's fixed income holdings or the balance of the Fixed Income Fund's holdings, thereby reducing the current yield of the Balanced Fund or the Fixed Income Fund. In periods of rising interest rates, the opposite can be expected to occur. The Fixed Income Fund's yield based on the 30-day or one-month period ended March 31, 2005 was 2.7%.


A Fund's average annual return is computed in accordance with a standardized method prescribed by the SEC. The average annual return for a specific period is found by first taking a hypothetical investment of $1,000 in a Fund's shares on the first day of the period and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is raised to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. The calculation assumes that all income and capital gains distributions paid by a Fund have been reinvested at net asset value on the reinvestment dates.

Quotations of a Fund's average annual total returns after taxes on distributions and after taxes on distributions and redemption are also computed in accordance with standardized methods prescribed by SEC rules. A Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

A Fund computes its average annual total return after taxes on distributions and redemption by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The Value Fund, Hickory Fund and Partners Value Fund may compare their respective performance to that of certain widely managed stock indices including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 2000 Index and the NASDAQ and Value Line Composites. The Funds may also use comparative performance information compiled by entities that monitor the performance of mutual funds generally such as Lipper Analytical Services, Inc., Morningstar, Inc. and The Value Line Mutual Fund Survey.

The Balanced Fund may compare its performance to that of certain widely managed stock and bond indices including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lehman Brothers Intermediate U.S. Government/Credit Index, the Russell 2000 Index and the NASDAQ and Value Line Composites. The Balanced Fund may also use comparative performance information compiled by entities that monitor the performance of the mutual funds generally such as Lipper Analytical Services, Inc., Morningstar, Inc. and The Value Line Mutual Fund Survey.


The Balanced Fund and the Fixed Income Fund may quote the indices of bond prices and yields prepared by Lehman Brothers and Salomon Brothers Inc., leading broker-dealer firms. These indices are not managed for any investment goal. Their composition may, however, be changed from time to time.

The Fixed Income Fund may quote the yield or total return of Ginnie Maes, Fannie Maes, Freddie Macs, corporate bonds and Treasury bonds and notes, either as compared to each other or as compared to the Fixed Income Fund's performance. In considering such yields or total returns, investors should recognize that the performance of securities in which the Fixed Income Fund may invest does not reflect the Fixed Income Fund's performance, and does not take into account either the effects of portfolio management or of management fees or other expenses; and that the issuers of such securities guarantee that interest will be paid when due and that principal will be fully repaid if the securities are held to maturity, while there are no such guarantees with respect to shares of the Fixed Income Fund. Investors should also be aware that the mortgages underlying mortgage-related securities may be prepaid at any time. Prepayment is particularly likely in the event of an interest rate decline, as the holders of the underlying mortgages seek to pay off high-rate mortgages or renegotiate them at potentially lower current rates. Because the underlying mortgages are more likely to be prepaid at their par value when interest rates decline, the value of certain high-yielding mortgage-related securities may have less potential for capital appreciation than conventional debt securities (such as U.S. Treasury bonds and notes) in such markets. At the same time, such mortgage-related securities have a similar potential for capital depreciation when interest rates rise.


The yield of the Government Money Market Fund may also be advertised. Yield for money market funds is determined by computing the net change, exclusive of capital changes in the value of a hypothetical preexisting account at the beginning and ending of a seven day period having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting expenses and dividing the difference by the value of the account at the beginning of the period to obtain the base period return and then multiplying the base period return by 365/7 and rounding the result to the nearest one hundredth of one cent. The Government Money Market Fund's yield and effective yield for the 7-day period ended March 31, 2005, was 1.9% and 1.9%, respectively.

The average annual total returns and cumulative total returns of each of the Funds as of March 31, 2005 for the periods listed below were as follows:



                                                                  SINCE      CUMULATIVE
FUND                                 1-YEAR   5-YEAR   10-YEAR  INCEPTION   TOTAL RETURN
----                                 ------   ------   -------  ---------   ------------
Value (inception 5/86)*                5.1%    8.0%     16.7%     13.5%          999.2%
Hickory (inception 4/93)               9.4     2.2      15.9      13.6           362.0
Partners Value (inception 6/83)**      5.5     7.1      16.6      15.2         2,116.3
Balanced (inception 10/2003)           8.5     N/A       N/A       9.3            14.2
Fixed Income (inception 12/88)         0.9     6.0       6.2       6.6           181.4


* Includes the performance of Weitz Value Fund, Inc., the predecessor to the Value Fund.
**   Includes performance of the Fund's predecessor entity, Weitz Partners II for the period June 1983 through December 31, 1993. The Partners Value Fund's investment objectives, policies, guidelines and restrictions are materially equivalent to those of the partnership and Wallace R. Weitz, the Fund's portfolio manager, was also the general partner and portfolio manager for the partnership. The partnership was not registered under the Investment Company Act of 1940 (the"1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the partnership had been registered under the 1940 Act, the performance of the partnership may have been adversely affected.

YOU SHOULD UNDERSTAND THAT ANY PERFORMANCE DATA (BEFORE AND AFTER TAXES) REPRESENTS PAST PERFORMANCE OF A FUND AND IS NOT INTENDED TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS WILL FLUCTUATE OVER A PERIOD OF TIME SO THAT YOUR SHARES IN THE VALUE FUND, HICKORY FUND, PARTNERS VALUE FUND, BALANCED FUND OR FIXED INCOME FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED AT www.weitzfunds.com/performance/monthly.asp.

                              FINANCIAL STATEMENTS


The financial statements of each of the Funds for the fiscal year ended March 31, 2005, appearing in the Fund's Annual Report to Shareholders, have been audited by Ernst & Young LLP and are incorporated by reference herein.

                                   APPENDIX A

              RATINGS OF CORPORATE OBLIGATIONS AND COMMERCIAL PAPER

                        RATINGS OF CORPORATE OBLIGATIONS

MOODY'S INVESTORS SERVICE, INC.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal and interest.

     Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospectus of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modified 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories. Bonds rated BBB are regarded as having speculative characteristics.

     BB--B--CCC--CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

     B: Bonds rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC: Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

     CC: The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing with the major categories.

                            COMMERCIAL PAPER RATINGS

STANDARD & POOR'S CORPORATION

     Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-l" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation.

MOODY'S INVESTORS SERVICE, INC.

     Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Prime-1       Superior capacity for repayment
          Prime-2       Strong capacity for repayment
          Prime-3       Acceptable capacity for repayment

                                   APPENDIX B

               INTEREST RATE FUTURES CONTRACTS, BOND INDEX FUTURES
                               AND RELATED OPTIONS

FUTURES - IN GENERAL Although most futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to Weitz & Co. and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the custodian in the name of the broker. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

INTEREST RATE FUTURES CONTRACTS The Balanced Fund and the Fixed Income Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate futures contract creates an obligation on the part of the seller (the "short") to deliver, and an offsetting obligation on the part of the purchaser (the "long") to accept delivery of, the type of financial instrument called for in the contract in a specified delivery month for a stated price. A majority of transactions in interest rate futures contracts, however, do not result in the actual delivery of the underlying instrument, but are settled through liquidation, i.e., by entering into an offsetting transaction. The interest rate futures contracts to be traded by the Balanced Fund and/or the Fixed Income Fund are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. These contract markets, through their clearing corporations, guarantee that the contracts will be performed. Presently, futures contracts are based on such debt securities as long-term U. S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills and bank certificates of deposit.

The purpose of the acquisition or sale of an interest rate futures contract by the Balanced Fund and/or the Fixed Income Fund as the holder of fixed income securities, is to hedge against fluctuations in rates on such securities without actually buying or selling fixed income securities. For example, if interest rates are expected to increase, the respective Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the fixed income securities held by the respective Fund. If interest rates increase as anticipated by Weitz & Co., the value of certain fixed income securities in the respective Fund would decline, but the value of the respective Fund's interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the respective Fund from declining as much as it otherwise would have. Of course, since the value of the securities held by the respective Fund will far exceed the value of the interest rate futures contracts sold by the respective Fund, an increase in the value of the futures contracts could only mitigate--but not totally offset the decline in the value of the Balanced Fund and/or the Fixed Income Fund.

Similarly, when it is expected that interest rates may decline, interest rate futures contracts could be purchased to hedge against the respective Fund's anticipated purchases of fixed income securities, at higher prices. Since the rate of fluctuation in the value of interest rate futures contracts should be similar to that of the fixed income securities, the respective Fund could take advantage of the anticipated rise in the value of bonds without actually buying them until the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the respective Fund's cash could then be used to buy bonds on the cash market. The Balanced Fund and/or the Fixed Income Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase or by buying bonds with longer maturities and selling bonds with shorter maturities when interest rates are expected to decline. However, in circumstances when the market for bonds may not be as liquid as that for futures contracts, the ability to invest in such contracts could enable the respective Fund to react more quickly to anticipated changes in market conditions or interest rates.

OPTIONS ON INTEREST RATE FUTURES CONTRACTS An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase securities. A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fixed Income Fund.

The Balanced Fund and/or the Fixed Income Fund will purchase put and call options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. The Balanced Fund and the Fixed Income Fund will purchase put options on interest rate futures contracts securities if Weitz & Co. anticipates a rise in interest rates. The purchase of put options on interest rate futures contracts is analogous to the purchase of put options on debt securities so as to hedge a portfolio of debt securities against the risk of rising interest rates. Because of the inverse relationship between the trends in interest rates and values of debt securities, a rise in interest rates would result in a decline in the value of debt securities held in the respective Fund. Because the value of an interest rate futures contract moves inversely in relation to changes in interest rates, as is the case with debt securities, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on interest rate futures contracts at a time when Weitz & Co. expects interest rates to rise, the respective Fund will seek to realize a profit to offset the loss in value of its portfolio securities, without the need to sell such securities.

The Balanced Fund and the Fixed Income Fund will purchase call options on interest rate futures contracts if Weitz & Co. anticipates a decline in interest rates. The purchase of a call option on an interest rate futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual debt security, which can be used as a substitute for a position in the debt security itself. Depending upon the pricing of the option compared to either the futures contract upon which it is based or to the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt. The Balanced Fund and/or the Fixed Income Fund will purchase a call option on an interest rate futures contract to hedge against a market advance when the respective Fund is holding cash. The respective Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market has stabilized. At that time, the options can be liquidated and the respective Fund's cash can be used to buy long-term securities.

The Balanced Fund and the Fixed Income Fund could also write options on an interest rate futures contract. The writer of an option on an interest rate futures contract assumes the opposite position from the purchaser of the option. The writer of a call option, for example, receives the premium paid by the purchaser of the call, and in return assumes the responsibility to enter into a seller's position in the underlying futures contract at any time the call is exercised. Because the writer of an option assumes the obligation to purchase or sell the underlying futures contract at a fixed price at any time, regardless of market fluctuations, writing options involves more risk than purchasing options. To alleviate this risk in part, the respective Fund would cover any option it wrote, either by owning a position whose price changes would offset the respective Fund's obligation under the option (for example, by purchasing the underlying futures contract if the respective Fund had written a call option) or by segregating assets sufficient to cover its obligations under options it had written. In addition, the respective Fund would be required to make futures margin payments with respect to options written on futures contracts. An option on an interest rate futures contract written by the respective Fund could be terminated by exercise, or the respective Fund could seek to close out the option on a futures exchange by purchasing an identical option at the current market price. Writing an option would provide the respective Fund with income in the form of the option premium. In addition, writing a call option would provide a partial hedge against declines in the value of securities the respective Fund owned (but would also limit potential capital appreciation in the securities), and writing a put option would provide a partial hedge against an increase in the value of securities the respective Fund intended to purchase (but also would expose the Balanced Fund or Fixed Income Fund to the risk of a market decline).

The Balanced Fund and the Fixed Income Fund will sell put and call options on interest rate futures contracts only as a substitute for the purchase of a futures contract for the purpose of hedging and as part of closing sale transactions to terminate its options positions. There is no guarantee that such closing transactions can be effected.

There are several risks relating to options on interest rate futures contracts. The holder of an option on a futures contract may terminate the position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The ability to establish and close out positions on such options will be subject to the existence of a liquid secondary market. In addition, the purchase of put or call options by the Balanced Fund or the Fixed Income Fund will be based upon predictions as to anticipated interest rate trends by Weitz & Co., which could prove to be inaccurate. Even if the expectations of Weitz & Co. are correct, there may be an imperfect correlation between the change in the value of the options and of the respective Fund's securities.

BOND INDEX FUTURES CONTRACTS Bond index futures contracts are commodity contracts listed on commodity exchanges. A bond index assigns relative values to bonds included in the index and the index fluctuates with the value and interest rate of the bonds so included. A futures contract is a legal agreement between a buyer or seller and the clearing house of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the bond index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) times the difference between the index value on the last trading day and the value on the day the contract was struck.

The Balanced Fund and the Fixed Income Fund intend to use bond index futures contracts and related options for hedging and not for speculation. Hedging permits the respective Fund to gain rapid exposure to or protect itself from changes in the market. For example, the respective Fund may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using bond index futures, the respective Fund can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed, and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into bond index futures contracts to sell units of an index and individual bonds can be sold over a longer period under cover of the resulting short contract position.

The Balanced Fund and the Fixed Income Fund may enter into contracts with respect to any bond index or sub-index. To hedge the respective Fund successfully, however, such Fund must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of such Fund's securities.

OPTIONS ON BOND INDEX FUTURES Bond indices are calculated based on the prices of securities traded on national securities exchanges. An option on a bond index is similar to an option on a futures contract except all settlements are in cash. A portfolio exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in a manner identical to the use of options on futures contracts.

As with options on bonds, the holder of an option on a bond index may terminate a position by selling an option covering the same contract or index and having the same exercise price and expiration date. Trading in options on bond indexes began only recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. Neither the Balanced Fund nor the Fixed Income Fund will purchase options unless and until the market for such options has developed sufficiently so that the risks in connection with options are not greater than the risks in connection with bond index futures contracts transactions themselves. Compared to using futures contracts, purchasing options involves less risk to a portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). There may be circumstances, however, when using an option would result in a greater loss to a portfolio than using a futures contract, such as when there is no movement in the level of the bond index.

REGULATORY MATTERS The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts, or receives from others portfolios, securities, or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which (i) will use commodity futures or commodity option contracts solely for bona fide hedging purposes (provided, however, that in the alternative, with respect to each long position in a commodity future or commodity option contract, an investment company may meet certain other tests set forth in Rule 4.5); (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of its assets; (iii) will not be marketed to the public as a commodity pool or as a vehicle for investing in commodity interests; (iv) will disclose to its investors the purposes of and limitations on its commodity interest trading; and (v) will submit to special calls of the CFTC for information.

                            PART C: OTHER INFORMATION

Item 23.  Exhibits

 EXHIBIT NO.      DESCRIPTION
 --------------------------------------------------------------------------------------------------------
 (a)(1)*          Certificate of Trust
 (a)(2)*          Declaration of Trust
 (b)*             By-Laws
 (c)              Certificates for Shares are not issued
 (d)(1)***        Management and Investment Advisory Agreement for the Weitz Balanced Fund
 (d)(2)***        Management and Investment Advisory Agreement for the Weitz Value Fund
 (d)(3)***        Management and Investment Advisory Agreement for the Weitz Partners Value Fund
 (d)(4)***        Management and Investment Advisory Agreement for the Weitz Hickory Fund
 (d)(5)***        Management and Investment Advisory Agreement for the Weitz Fixed Income Fund
 (d)(6)***        Management and Investment Advisory Agreement for the Weitz Government Money Market Fund
 (e)**            Distribution Agreement
 (f)              Not Applicable
 (g)**            Custodian Agreement
 (h)**            Administration Agreement
 (i)**            Opinion and Consent of Dechert LLP
 (j)              Consent of Ernst & Young LLP
 (k)              Not Applicable
 (l)**            Subscription Agreement
 (m)              Not Applicable
 (n)              Not Applicable
 (o)              Not Applicable
 (p)              Code of Ethics - The Weitz Funds, Wallace R. Weitz & Company and Weitz Securities, Inc.

*    Filed with Registration Statement Dated August 8, 2003.

**   Filed with Registration Statement Dated September 26, 2003.

***  Filed with Registration Statement Dated April 1, 2004.


Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     None.

Item 25.  INDEMNIFICATION

Reference is made to Article VII Section 3 in the Registrant's Declaration of Trust which is incorporated by reference herein. In addition to the indemnification provisions contained in the Registrant's Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Administration Agreement and Custodian Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                                                                                  PRINCIPAL OCCUPATION
                                   POSITIONS WITH                                   (PRESENT AND FOR
         NAME                         ADVISER                                        PAST TWO YEARS)
-----------------------------------------------------------------------------------------------------------------------
Wallace R. Weitz         President, Treasurer, Director       See caption "Management" in the Statement of Additional
                                                              Information forming a part of this Registration Statement

Barbara V. Weitz         Vice President, Secretary,           Adjunct Faculty Member, University of Nebraska at Omaha
                         Director

Mary K. Beerling         Vice President, Assistant            See caption "Management" in the Statement of Additional
                         Secretary, Chief Compliance          Information forming a part of this Registration Statement
                         Officer

Kenneth R. Stoll         Vice President, Chief Operating      See caption "Management" in the Statement of Additional
                         Officer                              Information forming a part of this Registration Statement


Item 27.  PRINCIPAL UNDERWRITERS

(a)  Not applicable.

(b)  Directors and Officers:


                    NAME AND PRINCIPAL         POSITIONS AND OFFICES         POSITIONS AND OFFICES
                     BUSINESS ADDRESS            WITH UNDERWRITER               WITH REGISTRANT
                ------------------------------------------------------------------------------------
                Wallace R. Weitz              President, Treasurer,       President and Trustee
                Suite 600                     Director
                1125 South 103 Street
                Omaha, NE 68124-6008

                Mary K. Beerling              Vice President,             Vice President, Secretary,
                Suite 600                     Secretary, Director,        Chief Compliance
                1125 South 103 Street         Chief Compliance Officer    Officer
                Omaha, NE 68124-6008


(c)  Not applicable.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other records required to be maintained by the Weitz Funds pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in possession of: (1) Wallace R. Weitz and Company, 1125 South 103 Street, Suite 600, Omaha, Nebraska 68124-6008 (records relating to its function as investment adviser, administrator and transfer agent for The Weitz Funds); (2) Weitz Securities, Inc., 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124-6008 (records relating to its function as distributor for The Weitz Funds); Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 (records relating to its function as sub-transfer agent for The Weitz Funds), and (3) Wells Fargo Bank Minnesota, N.A., Sixth and Marquette, Minneapolis, Minnesota 55479-0001 (records relating to its function as custodian for The Weitz Funds).

Item 29.  MANAGEMENT SERVICES

     Not applicable.

Item 30.  UNDERTAKINGS

     None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned authorized individual in the City of Omaha, State of Nebraska, on the 27th day of May, 2005.


                                         THE WEITZ FUNDS
                                         By: /s/ Wallace R. Weitz
                                             --------------------
                                         Wallace R. Weitz, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on May 27, 2005:



           SIGNATURE                                          TITLE
           ---------                                          -----
  /s/ Wallace R. Weitz                            President and Trustee
-------------------------------
Wallace R. Weitz

 /s/ Kenneth R. Stoll                             Chief Financial Officer
-------------------------------
 Kenneth R. Stoll

  /s/ John W. Hancock*                            Trustee
-------------------------------
John W. Hancock

  /s/ Richard D. Holland*                         Trustee
-------------------------------
Richard D. Holland

  /s/ Thomas R. Pansing, Jr.*                     Trustee
-------------------------------
Thomas R. Pansing, Jr.

  /s/ Delmer L. Toebben*                          Trustee
-------------------------------
Delmer L. Toebben

  /s/ LORRAINE CHANG*                             Trustee
-------------------------------
Lorraine Chang

 /s/ Roland J. Santoni**                          Trustee
-------------------------------
Roland J. Santoni

 /s/ BArbara W. Schaefer***                       Trustee
-------------------------------
Barbara W. Schaefer

  /s/ Wallace R. Weitz
-------------------------------
Wallace R. Weitz
Attorney-in-fact



* Pursuant to Power of Attorney filed with Registration Statement dated August 8, 2003.
**   Pursuant to Power of Attorney filed March 12, 2004.
***  Pursuant to Power of Attorney filed herewith.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned constitutes and appoints Wallace R. Weitz, Mary K. Beerling, and Patrick W.D. Turley and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Weitz Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, any lawfully do or cause to be done by virtue hereof.


May 27, 2005


                                                  /s/ Barbara W. Schaefer
                                                  --------------------------
                                                  Barbara W. Schaefer

                                    Exhibits


                                       To


                                 The Weitz Funds

                                    Form N-1A


                            as filed on May 27, 2005

EXHIBIT NO.        DESCRIPTION
-----------        -----------
   (j).           Consent of Ernst & Young LLP

   (p).           Code of Ethics